Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT, dated as of July 16, 2013 (this “Agreement”), is entered into by and between COMPETITIVE TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and TONAQUINT, INC., a Utah corporation, its successors and/or assigns (“Buyer”).

RECITALS:

A.

The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, under Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), and/or Section 4(2) of the 1933 Act.

B.

The Buyer wishes to acquire from the Company, and the Company desires to issue and sell to the Buyer, the Note (as defined below), which Note will be convertible into shares of common stock of the Company, par value $0.01 per share (the “Common Stock”); and the Warrant (as defined below), upon the terms and subject to the conditions of the Note, the Warrant, this Agreement and the other Transaction Documents (as defined below).

AGREEMENT:

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

CERTAIN DEFINITIONS. As used herein, each of the following terms has the meaning set forth below, unless the context otherwise requires:

“Affiliate” means, with respect to a specific Person referred to in the relevant provision, another Person who or which controls or is controlled by or is under common control with such specified Person.

“Buyer’s Counsel” means Hansen Black Anderson PLLC.

“Buyer Control Person” means each manager, executive officer, promoter, and such other Persons as may be deemed in control of the Buyer pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act (as defined below).

“Certificate of Incorporation” means the certificate of incorporation, articles of incorporation or other charter document (howsoever denominated) of the Company, as amended to date.

“Closing Date” means the date of the closing of the purchase and sale of the Securities.

“Company Control Person” means each director, executive officer, promoter, and such other Persons as may be deemed in control of the Company pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act.

“Company Counsel” means the Cutler Law Group, PC.

“Company’s SEC Documents” means the Company’s filings on the SEC’s EDGAR system.

“Conversion Date” means the date a Holder submits a Conversion Notice, as provided in the Note.

“Conversion Notice” has the meaning ascribed to it in the Note.

“Conversion Price” has the meaning ascribed to it in the Note.

“Conversion Shares” has the meaning ascribed to it in the Note.

“Delivery Date” means (a) the date that Conversion Shares are required to be delivered to Holder under Section 3 or Section 8 of the Note, as applicable, or (b) the date Delivery Shares are required to be delivered to the Holder under the Warrant, as applicable.

“Delivery Shares” has the meaning ascribed to it in the Warrant.

“DTC” means the Depository Trust Company.

“DTC/FAST Program” means the DTC’s Fast Automated Securities Transfer Program.

“DWAC” means Deposit Withdrawal at Custodian as defined by the DTC.

“DWAC Eligible Conditions” means that (i) the Common Stock is eligible at DTC for full services pursuant to DTC’s Operational Arrangements, including without limitation transfer through DTC’s DWAC system, (ii) the Company has been approved (without revocation) by the DTC’s underwriting department, and (iii) the Transfer Agent is approved as an agent in the DTC/FAST Program, (iv) the Conversion Shares are otherwise eligible for delivery via DWAC; and (v) the Transfer Agent does not have a policy prohibiting or limiting delivery of the Conversion Shares via DWAC.

“Exercise Price” has the meaning ascribed to it in the Warrant.

“Holder” means the Person holding the relevant Securities at the relevant time.

“Last Audited Date” means December 31, 2012.

“Market Price” has the meaning ascribed to it in the Note.

“Material Adverse Effect” means an event or combination of events, which individually or in the aggregate, would reasonably be expected to (a) adversely affect the legality, validity or enforceability of the Note, the Warrant, or any of the other Transaction Documents, (b)  have or result in a material adverse effect on the results of operations, assets, or financial condition of the Company and its Subsidiaries, taken as a whole, or (c) adversely impair the Company’s ability to perform fully on a timely basis its material obligations under any of the Transaction Documents or the transactions contemplated thereby.

“Maturity Date” has the meaning ascribed to it in the Note.

“Notice of Exercise” has the meaning ascribed to it in the Warrant.

“Outstanding Balance” has the meaning ascribed to it in the Note.

“Permitted Liens” means (a) any Lien (as defined herein) for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (b) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, and (c) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings.

“Person” means any living person or any entity, such as, but not necessarily limited to, a corporation, partnership or trust.

“Principal Trading Market” means (a) the NYSE Amex, (b) the New York Stock Exchange, (c) the Nasdaq Global Market, (d) the Nasdaq Capital Market, (e) the OTC Bulletin Board, (f) the OTCQX or OTCQB, or (g) such other market on which the Common Stock is principally traded at the relevant time, but shall not include OTC Pink (a.k.a., “pink sheets”).

“Purchase Price” is defined in Section  hereof.

“Registration Statement” means a registration statement of the Company under the 1933 Act covering securities of the Company (including Common Stock) on Form S-3, if the Company is then eligible to file using such form, and if not eligible, on Form S-1 or other appropriate form.

“Rule 144” means (a) Rule 144 promulgated under the 1933 Act or (b) any other similar rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration under the 1933 Act.

“Securities” means the Note, the Warrant and the Shares.

“Shares” means the shares of Common Stock representing any or all of the Conversion Shares and the Warrant Shares.

“State of Incorporation” means Delaware.

“Subsidiary” or “Subsidiaries” means, as of the relevant date, any subsidiary or subsidiaries of the Company (whether or not included in the Company’s SEC Documents) whether now existing or hereafter acquired or created.

“Trading Day” means any day during which the Principal Trading Market shall be open for business.

“Transaction Documents” means this Agreement, the Note, the Transfer Agent Letter (defined below), the Warrant, and all other certificates (including without limitation the Secretary’s Certificate (defined below), documents, agreements, resolutions and instruments delivered to any party under or in connection with this Agreement, as the same may be amended from time to time.

“Transfer Agent” means, at any time, the transfer agent for the Common Stock.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrant.

“Wire Instructions” means the wire instructions for the Purchase Price, as provided by the Company, set forth on .

2.

AGREEMENT TO PURCHASE; PURCHASE PRICE.

2.1.

Purchase.

(a)

Subject to the terms and conditions of this Agreement and the other Transaction Documents, the undersigned Buyer hereby agrees to purchase from the Company a Convertible Promissory Note in the principal amount of $112,500.00 substantially in the form attached hereto as  (the “Note”). In consideration thereof, the Buyer shall pay $100,000.00 (the “Purchase Price”) to the Company. The Purchase Price shall be paid to the Company at Closing (defined below) in accordance with the Wire Instructions.

(b)

In consideration for the Purchase Price, the Company shall, at the Closing (defined below):

(i)

execute and deliver to the Buyer that certain Warrant to Purchase Shares of Common Stock substantially in the form attached hereto as  (“Warrant”);

(ii)

execute and deliver to the Transfer Agent, and the Transfer Agent shall execute to indicate its acceptance thereof, the irrevocable letter of instructions to transfer agent substantially in the form attached hereto as  (the “Transfer Agent Letter”);

(iii)

cause to be executed and delivered to the Buyer a fully executed secretary’s certificate and written consent of directors evidencing the Company’s approval of the Transaction Documents substantially in the forms attached hereto as  (together, the “Secretary’s Certificate”); and

(iv)

cause to be executed and delivered to the Buyer a fully executed share issuance resolution to be delivered to the Transfer Agent substantially in the form attached hereto as  (the “Share Issuance Resolution”).

(c)

At the Closing, the Buyer shall deliver to the Company the Purchase Price.

2.2.

Form of Payment; Delivery of Securities.  The purchase and sale of the Securities shall take place at a closing (the “Closing”) to be held at the offices of the Buyer on the Closing Date.  At the Closing, the Company will deliver the Transaction Documents to the Buyer against delivery by the Buyer to the Company of the Purchase Price.

2.3.

Purchase Price. The Note carries an original issue discount of $10,000.00 (the “OID”).  In addition, the Company agrees to pay $5,000.00 to the Buyer to cover the Buyer’s legal fees, accounting costs, due diligence, monitoring and other transaction costs incurred in connection with the purchase and sale of the Securities (the “Transaction Expense Amount”), $2,500.00 of which has been previously paid to the Buyer and the remaining $2,500.00 of which is included in the initial principal balance of the Note (the “Carried Transaction Expense Amount”). The Purchase Price, therefore, shall be $100,000.00, computed as follows: $112,500.00 original principal balance, less the OID, less the Carried Transaction Expense Amount.

3.

BUYER REPRESENTATIONS AND WARRANTIES. The Buyer represents and warrants to, and covenants and agrees with, the Company, as of the date hereof and as of the Closing Date, as follows:

3.1.

Binding Obligation. The Transaction Documents to which the Buyer is a party, and the transactions contemplated hereby and thereby, have been duly and validly authorized by the Buyer.  This Agreement has been executed and delivered by the Buyer, and this Agreement is, and each of the other Transaction Documents to which the Buyer is a party, when executed and delivered by the Buyer (if necessary), will be valid and binding obligations of the Buyer enforceable in accordance with their respective terms, subject as to enforceability only to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally.

3.2.

Accredited Investor Status. The Buyer is an “accredited investor” as that term is defined in Regulation D.

4.

COMPANY REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Buyer as of the date hereof and as of the Closing Date that:

4.1.

Rights of Others Affecting the Transactions.  There are no preemptive rights of any stockholder of the Company, as such, to acquire the Securities. No other party has a currently exercisable right of first refusal which would be applicable to any or all of the transactions contemplated by the Transaction Documents.

4.2.

Status.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted.  The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have or result in a Material Adverse Effect.  The Company has registered its stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and is obligated to file reports pursuant to Section 13 or Section 15(d) of the 1934 Act. The Company has not taken and will not take any action designed to terminate, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act, nor has the Company received any notification that the SEC is contemplating terminating such registration.  The Common Stock is quoted on the Principal Trading Market.  The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for quotation on the Principal Trading Market, and the Company has maintained all requirements on its part for the continuation of such quotation. The Company has not, in the twelve (12) months preceding the date hereof, received notice from the Principal Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Principal Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

4.3.

Authorized Shares.

(a)

The authorized capital stock of the Company consists of 35,920 shares of 5% preferred stock, $25 par value per share, of which 2,427 are outstanding; 20,000 shares of Series B preferred stock, $0.001 par value per share, no shares of which are outstanding; 750 shares of Series C convertible preferred stock, $1,000 par value per share, of which 375 are outstanding; and 40,000,000 shares of Common Stock, $0.01 par value per share, of which approximately 16,354,804 are outstanding. Of the outstanding shares of Common Stock, approximately 3,218,240 shares are beneficially owned by Affiliates of the Company.

(b)

Other than as set forth in the Company’s SEC Documents, there are no outstanding securities which are convertible into or exchangeable for shares of Common Stock, whether such conversion is currently exercisable or exercisable only upon some future date or the occurrence of some event in the future.

(c)

All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. After considering all other commitments that may require the issuance of Common Stock, the Company has sufficient authorized and unissued shares of Common Stock as may be necessary to effect the issuance of the Shares on the Closing Date, were (i) the Note issued and fully converted on that date and (ii) the Warrant issued and fully exercised on that date.

(d)

The Shares have been duly authorized by all necessary corporate action on the part of the Company as of or prior to the Closing in accordance with the terms of this Agreement, and, when issued on conversion of, or in payment of interest on the Note in accordance with the terms thereof, or upon exercise of the Warrant in accordance with the terms thereof, as applicable, will have been duly and validly issued, fully paid and non-assessable, free from all taxes, liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description, and will not subject the Holder thereof to personal liability by reason of being a Holder.

(e)

The Conversion Shares and Warrant Shares are enforceable against the Company and the Company presently has no claims or defenses of any nature whatsoever with respect to the Conversion Shares or the Warrant Shares.

4.4.

Transaction Documents and Stock. This Agreement and each of the other Transaction Documents, and the transactions contemplated hereby and thereby, have been duly and validly authorized by the Company. This Agreement has been duly executed and delivered by the Company and this Agreement is, and the Note, the Warrant, and each of the other Transaction Documents, when executed and delivered by the Company, will be, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject as to enforceability only to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally.

4.5.

Non-contravention. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company, the issuance of the Securities in accordance with the terms hereof and thereof, and the consummation by the Company of the other transactions contemplated by this Agreement, the Note, the Warrant, and the other Transaction Documents do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (a) the Certificate of Incorporation or bylaws of the Company, each as currently in effect, (b) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock except as herein set forth, or (c) to the Company’s knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of the Company’s properties or assets, except such conflict, breach or default which would not have or result in a Material Adverse Effect.

4.6.

Approvals.  No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders or any lender of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

4.7.

Filings; Financial Statements.  None of the Company’s SEC Documents contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company with the SEC under the 1934 Act on a timely basis or has received a valid extension of such time of filing and has filed any such report, schedule, form, statement or other document prior to the expiration of any such extension.  As of their respective dates, the financial statements of the Company included in the Company’s SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto, or (b) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).  No other information provided by or on behalf of the Company to the Buyer which is not included in the Company’s SEC Documents, including, without limitation, information referred to in this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

4.8.

Absence of Certain Changes.  Since the Last Audited Date, there has been no Material Adverse Effect. Since the Last Audited Date, the Company has not (a) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (b) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (c) declared or made any payment or distribution of cash or other property to stockholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (d) sold, assigned or transferred any other material tangible assets, or canceled any material debts owed to the Company by any third party or material claims of the Company against any third party, except in the ordinary course of business consistent with past practices; (e) waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (f) made any increases in employee compensation, except in the ordinary course of business consistent with past practices; or (g) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

4.9.

Full Disclosure.  There is no fact known to the Company or that the Company should know after having made all reasonable inquiries (other than conditions known to the public generally or as disclosed in the Company’s SEC Documents since the Last Audited Date) that has not been disclosed in writing to the Buyer that would reasonably be expected to have or result in a Material Adverse Effect.

4.10.

Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company before or by any governmental authority or non-governmental department, commission, board, bureau, agency or instrumentality or any other person, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, any of the Transaction Documents.  The Company is not aware of any valid basis for any such claim that (either individually or in the aggregate with all other such events and circumstances) could reasonably be expected to have a Material Adverse Effect. There are no outstanding or unsatisfied judgments, orders, decrees, writs, injunctions or stipulations to which the Company is a party or by which the Company or any of its properties is bound, that involve the transactions contemplated herein or that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

4.11.

Absence of Events of Default.  Neither the Company nor any of its Subsidiaries is in violation of or in default with respect to (a) its Certificate of Incorporation or bylaws or other organizational documents, each as currently in effect, or any material judgment, order, writ, decree, statute, rule or regulation applicable to such entity; or (b) any material mortgage, indenture, agreement, instrument or contract to which such entity is a party or by which it or any of its properties or assets are bound (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), except such breach or default which would not have or result in a Material Adverse Effect.

4.12.

Absence of Certain Company Control Person Actions or Events.  None of the following has occurred during the past five (5) years with respect to a Company Control Person:

(a)

A petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such Company Control Person, or any partnership in which he or she was a general partner at or within two (2) years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two (2) years before the time of such filing;

(b)

Such Company Control Person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(c)

Such Company Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from, or otherwise limiting, the following activities:

(i)

acting, as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, any other Person regulated by the Commodity Futures Trading Commission (“CFTC”) or engaging in or continuing any conduct or practice in connection with such activity;

(ii)

engaging in any type of business practice; or

(iii)

engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

(d)

Such Company Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than sixty (60) calendar days the right of such Company Control Person to engage in any activity described in Section  above, or to be associated with Persons engaged in any such activity; or

(e)

Such Company Control Person was found by a court of competent jurisdiction in a civil action or by the CFTC or SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the CFTC or SEC has not been subsequently reversed, suspended, or vacated.

4.13.

No Undisclosed Liabilities or Events. The Company has no liabilities or obligations other than those disclosed in the Transaction Documents or the Company’s most recently filed SEC Documents (Form 10-K or 10-Q) or those incurred in the ordinary course of the Company’s business since the Last Audited Date, or which individually or in the aggregate, do not or would not have a Material Adverse Effect.  No event or circumstance has occurred or exists with respect to the Company or its properties, business, operations, condition (financial or otherwise), or results of operations, which, under applicable laws, rules or regulations, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed.  There are no proposals currently under consideration or currently anticipated to be under consideration by the Board of Directors or the executive officers of the Company which proposal would (a) change the Certificate of Incorporation or bylaws of the Company, each as currently in effect, with or without stockholder approval, which change would reduce or otherwise adversely affect the rights and powers of the stockholders of the Common Stock, or (b) materially or substantially change the business, assets or capital of the Company, including its interests in Subsidiaries.

4.14.

No Integrated Offering.  Neither the Company nor any of its Affiliates nor any Person acting on its or their behalf has, directly or indirectly, made any offer or sale of any security of the Company or solicited any offer to buy any such security under circumstances that would eliminate the availability of the exemption from registration under Regulation D in connection with the offer and sale of the Securities as contemplated hereby.

4.15.

Dilution.  Each of the Company and its executive officers and directors is aware that the number of shares of Common Stock issuable upon the execution of this Agreement, the conversion of the Note and exercise of the Warrant, or pursuant to the other terms of the Transaction Documents may have a dilutive effect on the ownership interests of the other stockholders (and Persons having the right to become stockholders) of the Company. The Company specifically acknowledges that its obligations to issue (a) the Conversion Shares upon a conversion of the Note, and (b) the Warrant Shares upon an exercise of the Warrant, are binding upon the Company and enforceable regardless of the dilution such issuances may have on the ownership interests of other stockholders of the Company, and the Company will honor such obligations, including honoring every Conversion Notice and Notice of Exercise, unless the Company is subject to an injunction (which injunction was not sought by the Company or any of its directors or executive officers) prohibiting the Company from doing so.

4.16.

Fees to Brokers, Placement Agents and Others. With respect to any brokerage commissions, placement agent or finder’s fees or similar payments that will or would become due and owing by the Company to any Person as a result of this Agreement or the transactions contemplated hereby (“Broker Fees”), any such Broker Fees will be made in full compliance with all applicable laws and regulations and only to a Person that is a registered investment adviser or registered broker-dealer. The Buyer shall have no obligation with respect to any such Broker Fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this subsection that may be due in connection with the transactions contemplated hereby. The Company shall indemnify and hold harmless each of the Buyer, the Buyer’s employees, officers, directors, stockholders, managers, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorneys’ fees) and expenses suffered in respect of any such claimed or existing fees.

4.17.

Disclosure.  All information relating to or concerning the Company or its Subsidiaries set forth in the Transaction Documents or in the Company’s SEC Documents or other public filings provided by or on behalf of the Company to the Buyer is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.  No event or circumstance has occurred or exists with respect to the Company or its Subsidiaries or any of their business, properties, prospects, operations or financial conditions, which under applicable laws, rules or regulations, requires public disclosure or announcement by the Company or any such Subsidiary.

4.18.

Confirmation.  The Company agrees that, if, to the knowledge of the Company, any events occur or circumstances exist prior to the payment of the Purchase Price by the Buyer to the Company which would make any of the Company’s representations or warranties set forth herein materially untrue or materially inaccurate as of such date, the Company shall immediately notify the Buyer in writing prior to such date of such events or circumstances, specifying which representations or warranties are affected and the reasons therefor.

4.19.

Title. The Company and the Subsidiaries, if applicable, own and have good and marketable title in fee simple absolute to, or a valid leasehold interest in, all their respective real properties and good title to their other respective assets and properties, subject to no liens, claims or encumbrances except as have been disclosed to the Buyer.

4.20.

Intellectual Property.

(a)

Ownership.  The Company owns or possesses or can obtain on commercially reasonable terms sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses (software or otherwise), information, know-how, inventions, discoveries, published and unpublished works of authorship, processes and any and all other proprietary rights (“Intellectual Property”) necessary to the business of the Company as presently conducted, the lack of which could reasonably be expected to have a Material Adverse Effect.  Except for agreements with its own employees or consultants, standard end-user license agreements, support/maintenance agreements and agreements entered in the ordinary course of the Company’s business, all of which have been made available for review by the Buyer, there are no outstanding options, licenses or agreements relating to the Intellectual Property of the Company, and the Company is not bound by or a party to any options, licenses or agreements with respect to the Intellectual Property of any other person or entity.  The Company has not received any written communication alleging that the Company has violated or, by conducting its business as currently conducted, would violate any of the Intellectual Property of any other person or entity, nor is the Company aware of any basis therefor.  The Company is not obligated to make any payments by way of royalties, fees or otherwise to any owner or licensor of or claimant to any Intellectual Property with respect to the use thereof in connection with the present conduct of its business other than in the ordinary course of its business.  There are no agreements, understandings, instruments, contracts, judgments, orders or decrees to which the Company is a party or by which it is bound which involve indemnification by the Company with respect to infringements of Intellectual Property, other than in the ordinary course of its business.

(b)

No Breach by Employees.  The Company is not aware that any of its employees is obligated under any contract or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would materially interfere with the use of his or her efforts to promote the interests of the Company or that would conflict with the Company’s business as presently conducted.  Neither the execution nor delivery of this Agreement, nor the carrying on of the Company’s business by the employees of the Company, nor the conduct of the Company’s business as presently conducted, will, to the Company’s knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated.  The Company does not believe it is or will be necessary to use any inventions of any of its employees made prior to their employment by the Company of which it is aware.

4.21.

No Shell Company. The Company is not, nor has it ever been, the type of “issuer” defined in Rule 144(i)(1) under the 1933 Act (a “Shell Company”). The Company acknowledges and agrees that (a) it is essential to the Buyer that the Buyer be able to sell Common Stock the Buyer receives under the Note or Warrant in reliance on Rule 144, (b) if the Company were or ever had been a Shell Company, any Common Stock received by the Buyer under the Note or Warrant could not be sold in reliance on Rule 144 (at least without satisfying additional conditions), and (c) Buyer is relying on the truth and accuracy of the Company’s representation in the foregoing sentence and the availability of Rule 144 with respect to Buyer’s selling of Common Stock in entering into this Agreement, purchasing the Note and receiving the Warrant.

4.22.

Environmental Matters.

(a)

No Violation. There are, to the Company’s knowledge, with respect to the Company or any of its Subsidiaries or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company’s knowledge, threatened in connection with any of the foregoing. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(b)

No Hazardous Materials. Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company’s or any of its Subsidiaries’ business.

(c)

No Storage Tanks.  There are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in compliance with applicable law.

5.

CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

5.1.

Covenants and Acknowledgements of the Buyer.

(a)

Transfer Restrictions.  The Buyer acknowledges that (i) the Securities have not been and are not being registered under the provisions of the 1933 Act and, except as included in an effective Registration Statement, the Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder, or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration under the 1933 Act; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of such Rule and further, if such Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the Person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) except as otherwise provided herein, neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

(b)

Restrictive Legend.  The Buyer acknowledges and agrees that, until such time as the relevant Securities have been registered under the 1933 Act, and may be sold in accordance with an effective Registration Statement, or until such Securities can otherwise be sold without restriction, whichever is earlier, the certificates and other instruments representing any of the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

5.2.

Covenants, Acknowledgements and Agreements of the Company. As a condition to the Buyer’s obligation to purchase the Securities contemplated by this Agreement, and as a material inducement for the Buyer to enter into this Agreement and the other Transaction Documents, until all of the Company’s obligations hereunder and the Note are paid and performed in full and the Warrant is exercised in full (or otherwise expired), or within the timeframes otherwise specifically set forth below, the Company shall comply with the following covenants:

(a)

Filings.  From the date hereof until the date that is six (6) months after all the Conversion Shares and Warrant Shares either have been sold by the Buyer, or may permanently be sold by the Buyer without any restrictions pursuant to Rule 144 (the “Registration Period”), the Company shall timely make all filings required to be made by it under the 1933 Act, the 1934 Act, Rule 144 or any United States state securities laws and regulations thereof applicable to the Company or by the rules and regulations of the Principal Trading Market, and such filings shall conform to the requirements of applicable laws, regulations and government agencies, and, unless such filings are publicly available on the SEC’s EDGAR system (via the SEC’s web site at no additional charge), the Company shall provide a copy thereof to the Buyer promptly after such filings. Without limiting the foregoing, the Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. Additionally, within four (4) Trading Days following the date of this Agreement, the Company shall file a current report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and approved by the Buyer and attaching the material Transaction Documents as exhibits to such filing. The Company shall further redact all confidential information from such Form 8-K. Additionally, the Company shall furnish to the Buyer, so long as the Buyer owns any Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other information as may be reasonably requested to permit the Buyer to sell such Securities pursuant to Rule 144 without registration.

(b)

Reporting Status.  So long as the Buyer beneficially owns Securities and for at least twenty (20) Trading Days thereafter, the Company shall file all reports required to be filed with the SEC pursuant to Sections 13 or 15(d) of the 1934 Act, and shall take all reasonable action under its control to ensure that adequate current public information with respect to the Company, as required in accordance with Rule 144, is publicly available, and shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

(c)

Listing.  The Common Stock shall be listed or quoted for trading on any of (i) the NYSE Amex, (ii) the New York Stock Exchange, (iii) the Nasdaq Global Market, (iv) the Nasdaq Capital Market, (v) the OTC Bulletin Board, (vi) the OTCQX or (vii) the OTCQB. The Company shall promptly secure the listing of all of the Conversion Shares and Warrant Shares upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all securities from time to time issuable under the terms of the Transaction Documents. The Company shall comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Trading Market and/or the Financial Industry Regulatory Authority, Inc. (“FINRA”) or any successor thereto, as the case may be, applicable to it at least through the date which is sixty (60) calendar days after the later of (I) the date on which the Note has been converted or paid in full, and (II) the date on which the Warrant has been exercised in full (or the date on which the Warrant has expired).

(d)

Use of Proceeds.  The Company shall use the net proceeds received hereunder for working capital and general corporate purposes only; provided, however, the Company will not use such proceeds to pay fees payable (i) to any broker or finder relating to the offer and sale of the Note and/or the Warrant, or (ii) to any other party relating to any financing transaction effected prior to the Closing Date.

(e)

Publicity, Filings, Releases, Etc.  Neither party shall disseminate any information relating to the Transaction Documents or the transactions contemplated thereby, including issuing any press releases, holding any press conferences or other forums, or filing any reports (collectively, “Publicity”), without giving the other party reasonable advance notice and an opportunity to comment on the contents thereof.  Neither party will include in any such Publicity any statement or statements or other material to which the other party reasonably objects, unless in the reasonable opinion of counsel to the party proposing such statement, such statement is legally required to be included.  In furtherance of the foregoing, the Company shall provide to the Buyer’s Counsel a draft of the first current report on Form 8-K or a quarterly or annual report on Form 10-Q or 10-K, as the case may be, intended to be made with the SEC which refers to the Transaction Documents or the transactions contemplated thereby as soon as practicable (but at least two (2) Trading Days before such filing will be made) and shall not include in such filing (or any other filing filed before then) any statement or statements or other material to which the Buyer reasonably objects, unless in the reasonable opinion of counsel to the Company such statement is legally required to be included. Notwithstanding the foregoing, each of the parties hereby consents to the inclusion of the text of the Transaction Documents in filings made with the SEC (but any descriptive text accompanying or part of such filing shall be subject to the other provisions of this subsection).

(f)

FINRA Rule 5110. In the event that the Corporate Financing Rule 5110 of FINRA is or becomes applicable to the transactions contemplated by the Transaction Documents or to the sale by a Holder of any of the Securities, then the Company shall, to the extent required by such rule, timely make any filings and cooperate with any broker or selling stockholder in respect of any consents, authorizations or approvals that may be necessary for FINRA to timely and expeditiously permit the Holder to sell the Securities.

(g)

Keeping of Records and Books of Account. The Company shall keep and cause each Subsidiary to keep adequate records and books of account, in which complete entries shall be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and such Subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

(h)

Corporate Existence.  The Company shall (i) do all things necessary to remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary; (ii) preserve and keep in full force and effect all licenses or similar qualifications required by it to engage in its business in all jurisdictions in which it is at the time so engaged; (iii) continue to engage in business of the same general type as conducted as of the date hereof; and (iv) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder.

(i)

Taxes.  The Company shall pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become delinquent or in default, which, if unpaid, might reasonably be expected to give rise to liens or charges upon such properties or any part thereof, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and the Company has maintained adequate reserves with respect thereto in accordance with GAAP.

(j)

Compliance. The Company shall comply in all material respects with all federal, state and local laws and regulations, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations and requirements (collectively, “Requirements”) of all governmental bodies, insurers, departments, commissions, boards, courts, authorities, officials or officers which are applicable to the Company, its business, operations, or any of its properties, except where the failure to so comply would not have a Material Adverse Effect; provided, however, that nothing provided herein shall prevent the Company from contesting in good faith the validity or the application of any Requirements.

(k)

Litigation. From and after the date hereof and until all of the Company’s obligations hereunder and the Note are paid and performed in full and the Warrant is exercised in full (or otherwise expired), the Company shall notify the Buyer in writing, promptly upon learning thereof, of any litigation or administrative proceeding commenced or threatened against the Company involving a claim in excess of $100,000.00.

(l)

Performance of Obligations.  The Company shall promptly and in a timely fashion perform and honor all demands, notices, requests and obligations that exist or may arise under the Transaction Documents.

(m)

Failure to Make Timely Filings.  The Company agrees that, if the Company fails to timely file on the SEC’s EDGAR system any information required to be filed by it, whether on a Form 10-K, Form 10-Q, Form 8-K, Proxy Statement or otherwise so as to be deemed a “reporting issuer” with current public information under the 1934 Act, the Company shall be liable to pay to the Holder, in addition to any other available remedies in the Transaction Documents or at law or in equity, an amount based on the following schedule (where, for purposes of this subsection, “No. Trading Days Late” refers to each Trading Day after the latest due date for the relevant filing):

Late Filing Payment For

Each $10,000.00 of

No. Trading Days Late

Outstanding Principal of the Note

1

$100.00

2

$200.00

3

$300.00

4

$400.00

5

$500.00

6

$600.00

7

$700.00

8

$800.00

9

$900.00

          10

$1,000.00

        >10

$1,000.00 + $200.00 for each Trading

                  Day late beyond 10

The Company shall pay any payments incurred under this subsection in immediately available funds upon demand by the Holder; provided, however, that the Holder making the demand may specify that the payment shall be made in shares of Common Stock at the Conversion Price applicable to the date of such demand.  If the payment is to be made in shares of Common Stock, such shares shall be considered Conversion Shares under the Note, with the “Delivery Date” for such shares being determined from the date of such demand. The demand for payment of such amount in shares of Common Stock shall be considered a “Conversion Notice” under the Note (but the delivery of such shares shall be in payment of the amount contemplated by this subsection and not in payment of any principal or interest on the Note).

(n)

Share Reserve. In order to allow for, as of the relevant date of determination, the conversion of the entire Outstanding Balance into Common Stock and the delivery of Warrant Shares necessary for a complete exercise of the Warrant, the Company shall take all action necessary from time to time to reserve for the benefit of the Holder the number of authorized but unissued shares of Common Stock equal to the amount calculated as follows (such calculated amount is referred to as the “Share Reserve”): (i) three times the higher of (A) the Outstanding Balance divided by the Conversion Price, and (B) the Outstanding Balance divided by the Market Price, plus (ii) three times the number of Delivery Shares that would be required to be delivered to the Holder in order to effect a complete exercise of the Warrant pursuant to the terms thereof. If at any time the Share Reserve is less than required herein, the Company shall immediately increase the Share Reserve in an amount equal to no less than the deficiency. If the Company does not have sufficient authorized and unissued shares of Common Stock available to increase the Share Reserve, the Company shall call a special meeting of the stockholders as soon as practicable after such occurrence, but in no event later than thirty (30) calendar days after such occurrence, and hold such meeting as soon as practicable thereafter, but in no event later than sixty (60) calendar days after such occurrence, for the sole purpose of increasing the number of authorized shares of Common Stock. The Company’s management shall recommend to the Company’s stockholders to vote in favor of increasing the number of authorized shares of Common Stock.  Management shall also vote all of its shares in favor of increasing the number of authorized shares of Common Stock. The Company shall use its best efforts to cause such additional shares of Common Stock to be authorized so as to comply with the requirements of this subsection. All calculations with respect to determining the Share Reserve shall be made without regard to any limitations on conversion of the Note or exercise of the Warrant.

(o)

DWAC Eligibility. At all times during which any portion of the Note remains outstanding, or any portion of the Warrant remains unexercised, the Company shall cause all DWAC Eligible Conditions to be satisfied.

(p)

Anti-Dilution Certification.  For so long as any portion of the Note remains outstanding, the Company shall deliver to the Buyer, within two (2) Trading Days of a written request by the Buyer, a certificate in the form attached hereto as  (“Anti-Dilution Certificate”) whereby the Company shall notify the Buyer of a Dilutive Issuance (as defined in the Note) or any other event(s) that occurred since the later of the Closing Date and the delivery of the most recent Anti-Dilution Certificate that triggers anti-dilution protection or other adjustments to the applicable Conversion Price or Exercise Price (each an “Anti-Dilution Event”), or, if no Anti-Dilution Event occurred, certifying to the Buyer that no Anti-Dilution Event occurred since the Closing Date that has not been disclosed on a previous Anti-Dilution Certificate.

(q)

Change in Nature of Business. The Company shall not directly or indirectly engage in any material line of business substantially different from those lines of business conducted by or publicly contemplated to be conducted by the Company on the date of this Agreement or any business substantially related or incidental thereto. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, modify its or their corporate structure or purpose if such modification may have a material adverse effect on any rights of, or benefits to, the Holder under any of the Transaction Documents.

(r)

Maintenance of Properties, Etc. The Company shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties which are necessary or useful in the proper conduct of its business, in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of its Subsidiaries to comply, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

(s)

Maintenance of Insurance.  The Company shall maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated.

(t)

Restriction on Redemption. The Company shall not, directly or indirectly, redeem or repurchase its capital stock without the prior express written consent of the Holder.

(u)

Restriction on Transfer of Assets. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, sell, lease, license, assign, transfer, convey or otherwise dispose of any assets or rights of the Company or any Subsidiary owned or hereafter acquired, whether in a single transaction or a series of related transactions, other than (i) sales, leases, licenses, assignments, transfers, conveyances and other dispositions of such assets or rights supported by fair market value consideration as determined in the reasonable discretion of the board of directors or the Chief Executive Officer of the Company or its Subsidiary, as the case may be, or (ii) sales of inventory in the ordinary course of business.

(v)

Existence of Liens. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, allow, grant, or suffer to exist any mortgage, lien, pledge, charge, security interest, tax lien, judgment, or other encumbrance (collectively, “Liens”), upon the property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries, other than Permitted Liens.

(w)

Intellectual Property.  The Company shall not, and the Company shall not permit any of its Subsidiaries, directly or indirectly, to encumber or allow any Liens on, any of its copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, and the goodwill of the business of the Company and its Subsidiaries connected with and symbolized thereby, know-how, operating manuals, trade secret rights, rights to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing, other than Permitted Liens.

(x)

Transactions with Affiliates.  The Company shall not, nor shall it permit any of its Subsidiaries to, enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, except in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it or its Subsidiaries than would be obtainable in a comparable arm’s length transaction with a person that is not an Affiliate thereof.

(y)

Certain Negative Covenants of the Company.  From and after the date hereof and until all of the Company’s obligations hereunder and the Note are paid and performed in full and the Warrant is exercised in full (or otherwise expired), the Company shall not:

(i)

Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate of the Company, or amend or modify any agreement related to any of the foregoing, except on terms that are no less favorable, in any material respect, than those obtainable from any person or entity who is not an Affiliate of the Company.

(ii)

So long as the Note is outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, pay cash dividends or distributions on any equity securities of the Company or of its Subsidiaries.

(z)

Rule 144 Opinion. Either counsel to the Company has delivered to the Buyer an opinion letter, or the Company shall accept, in its reasonable discretion, an opinion letter prepared by legal counsel of Buyer’s choosing (in either case, the “Opinion Letter”), stating that (i) the Company is not a shell company or the type of “issuer” defined in Rule 144(i)(1) under the 1933 Act (a “Shell Company”), (ii) the Company has never been a Shell Company, (iii) the Company is in compliance with all filing requirements under Rule 144 as of the date hereof, and (iv) the Shares may be sold by the Buyer without any restrictions pursuant to Rule 144, so long as the applicable holding period specified by Rule 144 is satisfied, and, as applicable, the Company shall give instructions to its Transfer Agent to issue shares of Common Stock upon conversion of the Note based upon or otherwise consistent with such Opinion Letter.

(aa)

Transfer Agent Reserve.  From and after the date hereof and until all of the Company’s obligations hereunder and the Note are paid and performed in full and the Warrant is exercised in full (or otherwise expired):

(i)

the Company shall at all times require its Transfer Agent to establish a reserve of shares of authorized but unissued Common Stock in an amount not less than the Share Reserve or such other amount as the Holder may authorize from time to time in writing (the “Transfer Agent Reserve”);

(ii)

the Company shall require its Transfer Agent to hold the Transfer Agent Reserve for the exclusive benefit of the Holder and shall authorize the Transfer Agent to issue the shares of Common Stock held in the Transfer Agent Reserve to the Holder only (subject to subsection (iii) immediately below);

(iii)

the Company shall cause the Transfer Agent to agree that when the Transfer Agent issues shares of Common Stock to the Holder pursuant to the Transaction Documents, the Transfer Agent will not issue such shares from the Transfer Agent Reserve, unless such issuance is pre-approved in writing by the Holder;

(iv)

the Company shall cause the Transfer Agent to agree that it will not reduce the Transfer Agent Reserve under any circumstances, unless such reduction is pre-approved in writing by the Holder;

(v)

upon Holder’s written request, but no less frequently than at the end of each calendar quarter, the Company shall increase (or decrease if authorized by Holder in writing) the Transfer Agent Reserve as of such time to equal the Share Reserve (each a “Transfer Agent Reserve Calculation”), and if additional shares of Common Stock are required to be added to the Transfer Agent Reserve pursuant to subsection (i) above, the Company shall immediately give written instructions to the Transfer Agent to cause the Transfer Agent to set aside and increase the Transfer Agent Reserve by the necessary number of shares of Common Stock; and

(vi)

no less frequently than quarterly, the Company shall certify in writing to the Holder (A) the correctness of the Company’s Transfer Agent Reserve Calculation and (B) that either (1) the Company has instructed the Transfer Agent to increase the Transfer Agent Reserve in accordance with the terms hereof, or (2) there was no need to increase the Transfer Agent Reserve, in either case consistent with the Transfer Agent Reserve Calculation.

For the avoidance of any doubt, the requirements of this Section  are material to this Agreement and any violation or breach thereof by the Company shall constitute a default under this Agreement.

6.

TRANSFER AGENT.

6.1.

Instructions. The Company covenants that, with respect to the Securities, other than the stop transfer instructions to give effect to Section  hereof, the Company will give the Transfer Agent no instructions inconsistent with the Transfer Agent Letter. Except as required by Sections  and  of this Agreement and the Transfer Agent Letter, the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents.  Nothing in this subsection shall affect in any way the Buyer’s obligations and agreement to comply with all applicable securities laws upon resale of the Securities.  If the Buyer provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by the Buyer of any of the Securities in accordance with clause (i)(B) of Section  of this Agreement is not required under the 1933 Act or upon request from a Holder while an applicable Registration Statement is effective, the Company shall (except as provided in clause (ii) of Section  of this Agreement) permit the transfer of the Securities and, in the case of the Conversion Shares or the Warrant Shares, as may be applicable, use its best efforts to cause the Transfer Agent to promptly deliver to the Holder or the Holder’s broker, as applicable, such Conversion Shares or Warrant Shares by way of the DWAC system.

6.2.

DWAC Eligible. The Company specifically covenants that, as of the Closing Date, all DWAC Eligible Conditions are satisfied. The Company shall notify the Buyer in writing if the Company at any time while the Holder holds Securities becomes aware of any plans of the Transfer Agent to voluntarily or involuntarily terminate its participation in the DTC/FAST Program. While Holder holds Securities, the Company shall at all times after the Closing Date maintain a transfer agent which participates in the DTC/FAST Program, and the Company shall not appoint any transfer agent which does not participate in the DTC/FAST Program.  Nevertheless, if at any time the Company receives a Conversion Notice or Notice of Exercise and all DWAC Eligible Conditions are not then satisfied (including without limitation because the Transfer Agent is not then participating in the DTC/FAST Program or the Conversion Shares or Warrant Shares are not otherwise transferable via the DWAC system), then the Company shall instruct the Transfer Agent to immediately issue one or more certificates for Common Stock without legend in such name and in such denominations as specified by the Holder and consistent with the terms and conditions of the Transaction Documents.

6.3.

Transfer Fees. The Company shall assume any fees or charges of the Transfer Agent or Company Counsel regarding (a) the removal of a legend or stop transfer instructions with respect to the Securities, and (b) the issuance of certificates or DWAC registration to or in the name of the Holder or the Holder’s designee or to a transferee as contemplated by an effective Registration Statement.

7.

DELIVERY OF SHARES.

7.1.

Delay in Issuing Shares. The Company understands that a delay in the delivery of Conversion Shares, whether on conversion of all or any portion of the Note and/or in payment of accrued interest, or a delay in the delivery of Warrant Shares, whether on exercise of all or any portion of the Warrant, beyond the relevant Delivery Date could result in economic loss to the Holder. As compensation to the Holder for such loss, in addition to any other available remedies in the Transaction Documents or at law or in equity, the Company shall pay late payments to the Holder for late delivery of the Conversion Shares or Warrant Shares in accordance with the following schedule (where, for purposes of this subsection, “No. Trading Days Late” is defined as the number of Trading Days beyond three (3) Trading Days after the applicable Delivery Date):

Late Payment for Each $10,000.00

No. Trading Days Late

of Principal or Interest Being Converted under the Note

or Aggregate Exercise Price under the Warrant

1

$100.00

2

$200.00

3

$300.00

4

$400.00

5

$500.00

6

$600.00

7

$700.00

8

$800.00

9

$900.00

10

$1,000.00

>10

$1,000.00 + $200.00 for each Trading Day Late beyond 10

As elected by the Holder, the amount of any payments incurred under this Section  shall either be automatically added to the principal balance of the Note (without the need to provide any notice to the Company) or otherwise paid by the Company in immediately available funds upon demand. Nothing herein shall limit the Holder’s right to pursue additional damages for the Company’s failure to issue and deliver the Conversion Shares or Warrant Shares, as applicable, to the Holder within a reasonable time.  The Company acknowledges that if the Company fails to effect delivery of the Conversion Shares or the Warrant Shares as and when required, the Holder may revoke the Conversion Notice or Notice of Exercise pursuant to the terms set forth in the Note or the Warrant, as applicable.  Notwithstanding any such revocation, the charges described in this Section  which have accrued through the date of such revocation shall remain due and owing to the Holder.

7.2.

Buy-In Adjustment. If, by the third Trading Day after the relevant Delivery Date, the Company fails for any reason to deliver the Conversion Shares, but at any time after the Delivery Date, the Holder purchases, in an arm’s-length open market transaction or otherwise, shares of Common Stock (the “Covering Shares”) in order to make delivery in satisfaction of a sale of Common Stock by the Holder (the “Sold Shares”), which delivery such Holder anticipated to make using the shares of Common Stock to be issued upon such conversion or exercise (a “Buy-In”), the Holder shall have the right to require the Company to pay to the Holder, in addition to and not in lieu of the amounts contemplated in other provisions of the Transaction Documents, including, but not limited to, the provisions of the immediately preceding Section , the Buy-In Adjustment Amount (as defined below).  The “Buy-In Adjustment Amount” is the amount equal to the number of Sold Shares multiplied by the excess, if any, of (i) the Holder’s total purchase price per share (including brokerage commissions, if any) for the Covering Shares over (ii) the net proceeds per share (after brokerage commissions, if any) received by the Holder from the sale of the Sold Shares.  The Company shall pay the Buy-In Adjustment Amount to the Holder in immediately available funds immediately upon demand by the Holder.  By way of illustration and not in limitation of the foregoing, if the Holder purchases shares of Common Stock having a total purchase price (including brokerage commissions) of $11,000.00 to cover a Buy-In with respect to shares of Common Stock the Holder sold for net proceeds of $10,000.00, the Buy-In Adjustment Amount which Company will be required to pay to the Holder will be $1,000.00.

7.3.

Bankruptcy. The Holder of the Note shall be entitled to exercise the Holder’s conversion privilege with respect to such Note, and exercise privilege with respect to the Warrant, notwithstanding the commencement of any case under 11 U.S.C. §101 et seq. (the “Bankruptcy Code”).  In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives, to the fullest extent permitted, any rights to relief it may have under 11 U.S.C. §362 in respect of such Holder’s exercise privileges.  The Company hereby waives, to the fullest extent permitted, any rights to relief it may have under 11 U.S.C. §362 in respect of the conversion of the Note or exercise of the Warrant. The Company agrees, without cost or expense to such Holder, to take or to consent to any and all action necessary to effectuate relief under 11 U.S.C. §362.

8.

CLOSING DATE.

8.1.

The Closing Date shall occur on the date which is the first Trading Day after each of the conditions contemplated by Sections  and  hereof shall have either been satisfied or been waived by the party in whose favor such conditions run.

8.2.

Closing of the purchase and sale of the Securities, which the parties anticipate shall occur concurrently with the execution of this Agreement, shall occur at the offices of the Buyer and shall take place no later than 3:00 P.M., Eastern Time, or on such day or such other time as is mutually agreed upon by the Company and the Buyer.

9.

CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL. The Company’s obligation to sell the Securities to the Buyer pursuant to this Agreement on the Closing Date is conditioned upon and subject to the fulfillment, on or prior to the Closing Date, of all of the following conditions, any of which may be waived in whole or in part by the Company:

9.1.

The execution and delivery of this Agreement and, as applicable, the other Transaction Documents by the Buyer.

9.2.

Delivery by the Buyer of good funds as payment in full of an amount equal to the Purchase Price in accordance with this Agreement.

9.3.

The accuracy on the Closing Date of the representations and warranties of the Buyer contained in this Agreement, each as if made on such date, and the performance by the Buyer on or before such date of all covenants and agreements of the Buyer required to be performed on or before such date.

9.4.

There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

10.

CONDITIONS TO THE BUYER’S OBLIGATION TO PURCHASE. The Buyer’s obligation to purchase the Securities from the Company pursuant to this Agreement on the Closing Date is conditioned upon and subject to the fulfillment, on or prior to the Closing Date, of all of the following conditions, any of which may be waived in whole or in part by the Buyer:

10.1.

The execution and delivery of this Agreement, the Transfer Agent Letter, the Secretary’s Certificate, the Share Issuance Resolution, and, as applicable, the other Transaction Documents by the Company.

10.2.

The delivery by the Company to the Buyer of the Note and the Warrant, each in original form, duly executed by the Company, in accordance with this Agreement.

10.3.

On the Closing Date, each of the Transaction Documents executed by the Company on or before such date shall be in full force and effect and the Company shall not be in default thereunder.

10.4.

The Company shall have authorized and reserved for the purpose of issuance under the Transaction Documents shares of Common Stock in an amount no less than the Share Reserve as of the Closing Date.

10.5.

The accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained in this Agreement and the other Transaction Documents, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date.

10.6.

There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

10.7.

From and after the date hereof up to and including the Closing Date, each of the following conditions will remain in effect: (a) the trading of the Common Stock shall not have been suspended by the SEC or on the Principal Trading Market; (b) trading in securities generally on the Principal Trading Market shall not have been suspended or limited; (c) no minimum prices shall have been established for securities traded on the Principal Trading Market; (d) there shall not have been any material adverse change in any financial market; and (e) there shall not have occurred any Material Adverse Effect.

10.8.

Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, the Company shall have obtained (a) all governmental approvals required in connection with the lawful sale and issuance of the Securities, and (b) all third party approvals required to be obtained by the Company in connection with the execution and delivery of the Transaction Documents by the Company or the performance of the Company’s obligations thereunder.

10.9.

All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Buyer.

11.

INDEMNIFICATION.

11.1.

The Company agrees to defend, indemnify and forever hold harmless the Buyer and the Buyer’s stockholders, directors, officers, managers, members, partners, Affiliates, employees, attorneys, and agents, and each Buyer Control Person (collectively, the “Buyer Parties”) from and against any losses, claims, damages, liabilities or expenses incurred (collectively, “Damages”), joint or several, and any action in respect thereof to which the Buyer or any of the other Buyer Parties becomes subject, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of the Company contained in this Agreement or any of the other Transaction Documents, as such Damages are incurred. The Buyer Parties with the right to be indemnified under this subsection (the “Indemnified Parties”) shall have the right to defend any such action or proceeding with attorneys of their own selection, and the Company shall be solely responsible for all costs and expenses related thereto.  If the Indemnified Parties opt not to retain their own counsel, the Company shall defend any such action or proceeding with attorneys of its choosing at its sole cost and expense, provided that such attorneys have been pre-approved by the Indemnified Parties, which approval shall not be unreasonably withheld, and provided further that the Company may not settle any such action or proceeding without first obtaining the written consent of the Indemnified Parties.

11.2.

The indemnity contained in this Agreement shall be in addition to (a) any cause of action or similar rights of the Buyer Parties against the Company or others, and (b) any other liabilities the Company may be subject to.

12.

SPECIFIC PERFORMANCE.  The Company and the Buyer acknowledge and agree that irreparable damage would occur in the event that any provision of this Agreement or any of the other Transaction Documents were not performed in accordance with its specific terms or were otherwise breached.  It is accordingly agreed that the parties (including any Holder) shall be entitled to an injunction or injunctions, without the necessity to post a bond (except as specified below), to prevent or cure breaches of the provisions of this Agreement or any of the other Transaction Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity; provided, however, that the Company, upon receipt of a Conversion Notice or a Notice of Exercise, (a) may not fail or refuse to deliver shares or certificates representing shares of Common Stock in accordance with the terms and conditions of the Transaction Documents, or (b) if there is a claim for a breach by the Company of any other provision of this Agreement or any of the other Transaction Documents, the Company shall not raise as a legal defense to performance any claim that the Holder or anyone associated or affiliated with the Holder has violated any provision hereof or any of the other Transaction Documents or has engaged in any violation of law or any other claim or defense, in either case, unless the Company has first posted a bond for one hundred fifty percent (150%) of the principal amount and, if relevant, then obtained a court order specifically directing it not to deliver such shares or certificates to the Holder. The proceeds of such bond shall be payable to the Holder to the extent that the Holder obtains judgment or the Holder’s defense is recognized.  Such bond shall remain in effect until the completion of the relevant proceeding and, if the Holder appeals therefrom, until all such appeals are exhausted.  This provision is deemed incorporated by reference into each of the Transaction Documents as if set forth therein in full.

13.

OWNERSHIP LIMITATION. Notwithstanding anything to the contrary contained in this Agreement or the other Transaction Documents, if at any time the Holder shall or would be issued shares of Common Stock under any of the Transaction Documents, but such issuance would cause the Holder (together with its Affiliates) to beneficially own a number of shares exceeding the Maximum Percentage (as defined in the Note), then the Company must not issue to the Holder the excess Ownership Limitation Shares (as defined in the Note). For purposes of this Section, beneficial ownership of Common Stock will be determined under the 1934 Act. The Company will reserve the Ownership Limitation Shares for the exclusive benefit of the Holder. From time to time, the Holder may notify the Company in writing of the number of Ownership Limitation Shares that may be issued to the Holder without causing the Holder to exceed the Maximum Percentage. Upon receipt of such notice, the Company shall be unconditionally obligated to immediately issue such designated shares to the Holder, with a corresponding reduction in the number of the Ownership Limitation Shares. By written notice to the Company, the Holder may increase, decrease or waive the Maximum Percentage as to itself but any such waiver will not be effective until the 61st day after delivery thereof. The foregoing 61-day notice requirement is enforceable, unconditional and non-waivable and shall apply to all Affiliates and assigns of the Holder. Additionally, if at any time after the Closing the Market Capitalization of the Common Stock (as defined in the Note) falls below $5,000,000, then from that point on, for so long as the Holder or the Holder’s Affiliate owns Common Stock or rights to acquire Common Stock, the Company shall post (or cause to be posted), no less frequently than every thirty (30) calendar days, the then-current number of issued and outstanding shares of its capital stock to the Company’s web page located at OTCmarkets.com (or such other web page approved by the Holder). The Company understands that its failure to so post its shares outstanding could result in economic loss to the Holder.  As compensation to the Holder for such loss, in addition to any other available remedies in the Transaction Documents or at law or in equity, the Company shall pay the Holder a late fee of $500.00 per calendar day for each calendar day that the Company fails to comply with the foregoing obligation to post its shares outstanding.  As elected by the Holder, the amount of any late fees incurred under this Section shall either be automatically added to the principal balance of the Note (without the need to provide any notice to the Company) or otherwise paid by the Company in immediately available funds upon demand.

14.

MISCELLANEOUS.

14.1.

Governing Law; Venue. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Utah for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws.  Each party hereto hereby (a) consents to and expressly submits to the exclusive personal jurisdiction of any state or federal court sitting in Salt Lake County, Utah in connection with any dispute or proceeding arising out of or relating to this Agreement, (b) agrees that all claims in respect of any such dispute or proceeding may only be heard and determined in any such court, (c) expressly submits to the venue of any such court for the purposes hereof, and (d) waives any claim of improper venue and any claim or objection that such courts are an inconvenient forum or any other claim or objection to the bringing of any such proceeding in such jurisdictions or to any claim that such venue of the suit, action or proceeding is improper. Each party hereto hereby irrevocably consents to the service of process of any of the aforementioned courts in any such proceeding by the mailing of copies thereof by reputable overnight courier (e.g., FedEx) or certified mail, postage prepaid, to such party’s address as set forth herein, such service to become effective ten (10) calendar days after such mailing.

14.2.

Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. Except as otherwise expressly provided herein, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

14.3.

Pronouns.  All pronouns and any variations thereof in this Agreement refer to the masculine, feminine or neuter, singular or plural, as the context may permit or require.

14.4.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Agreement (or such party’s signature page thereof) will be deemed to be an executed original thereof.

14.5.

Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

14.6.

Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such provision shall be modified to achieve the objective of the parties to the fullest extent permitted and such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

14.7.

Entire Agreement. This Agreement, together with the other Transaction Documents, constitutes and contains the entire agreement and understanding between the parties hereto, and supersedes all prior oral or written agreements and understandings between Buyer, Company, their Affiliates and Persons acting on their behalf with respect to the matters discussed herein and therein, and, except as specifically set forth herein or therein, neither Company nor Buyer makes any representation, warranty, covenant or undertaking with respect to such matters.

14.8.

Amendment. Any amendment, supplement or modification of or to any provision of this Agreement, shall be effective only if it is made or given by an instrument in writing (excluding any email message) and signed by Company and Buyer.

14.9.

No Waiver. No forbearance, failure or delay on the part of a party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver of any provision of this Agreement shall be effective (a) only if it is made or given in writing (including an email message) and (b) only in the specific instance and for the specific purpose for which made or given.

14.10.

Currency. All dollar amounts referred to or contemplated by this Agreement or any other Transaction Documents shall be deemed to refer to US Dollars, unless otherwise explicitly stated to the contrary.

14.11.

Assignment. Notwithstanding anything to the contrary herein, the rights, interests or obligations of the Company hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Buyer, which consent may be withheld at the sole discretion of the Buyer. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Buyer hereunder may be assigned by Buyer to a third party, including the Buyer’s financing sources, in whole or in part, without the need to obtain the Company’s consent thereto.

14.12.

Advice of Counsel. In connection with the preparation of this Agreement and all other Transaction Documents, the Company, for itself and on behalf of its stockholders, officers, agents, and representatives acknowledges and agrees that Buyer’s Counsel prepared initial drafts of this Agreement and all of the other Transaction Documents and acted as legal counsel to the Buyer only.  The Company, for itself and on behalf of its stockholders, officers, agents, and representatives, (a) hereby acknowledges that he/she/it has been, and hereby is, advised to seek legal counsel and to review this Agreement and all of the other Transaction Documents with legal counsel of his/her/its choice, and (b) either has sought such legal counsel or hereby waives the right to do so.

14.13.

No Strict Construction. The language used in this Agreement is the language chosen mutually by the parties hereto and no doctrine of construction shall be applied for or against any party.

14.14.

Attorney’s Fees. In the event of any action at law or in equity to enforce or interpret the terms of this Agreement or any of the other Transaction Documents, the parties agree that the party who is awarded the most money shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys’ fees and expenses paid by such prevailing party in connection with the litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses.  Nothing herein shall restrict or impair a court’s power to award fees and expenses for frivolous or bad faith pleading.

14.15.

Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY.  THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT SUCH PARTY IS KNOWINGLY AND VOLUNTARILY WAIVING SUCH PARTY’S RIGHT TO DEMAND TRIAL BY JURY.

14.16.

Rights and Remedies Cumulative.  All rights, remedies, and powers conferred in this Agreement and the Transaction Documents are cumulative and not exclusive of any other rights or remedies, and shall be in addition to every other right, power, and remedy that Buyer may have, whether specifically granted in this Agreement or any other Transaction Document, or existing at law, in equity, or by statute, and any and all such rights and remedies may be exercised from time to time and as often and in such order as the Buyer may deem expedient.

14.17.

Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

14.18.

Notices. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of:

(a)

the date delivered, if delivered by personal delivery as against written receipt therefor or by email to an executive officer, or by facsimile (with successful transmission confirmation),

(b)

the fifth Trading Day after deposit, postage prepaid, in the United States Postal Service (with USPS tracking or by certified mail), or

(c)

the second Trading Day after mailing by domestic or international express courier (e.g., FedEx), with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by five (5) Trading Days’ advance written notice similarly given to each of the other parties hereto):

If to the Company:

Competitive Technologies, Inc.

Attn: Carl D. O'Connell

1375 Kings Highway East, Suite 400

Fairfield, Connecticut 06824

with a copy to (which shall not constitute notice):

Cutler Law Group, P.C.

Attn:  M. Richard Cutler

3355 W Alabama, Suite 1150

Houston, TX 77098

If to the Buyer:

Tonaquint, Inc.

Attn: John M. Fife

303 East Wacker Drive, Suite 1200

Chicago, Illinois  60601

with a copy to (which shall not constitute notice):

Hansen Black Anderson PLLC

Attn: Jonathan K. Hansen

2940 West Maple Loop Drive, Suite 103

Lehi, Utah 84043

Telephone: 801.922.5000

Email: jhansen@HBAfirm.com

14.19.

Cross Default. Any Event of Default (as defined in the Note) shall be deemed a default under this Agreement. Upon such a default of this Agreement by the Company, the Buyer shall have all those rights and remedies available at law or in equity, including without limitation those remedies set forth in the Note.

14.20.

Expenses. Except as provided in Section , and except for the Transaction Expense Amount required to be paid by the Company to the Buyer pursuant to Section , the Company and the Buyer shall be responsible for paying such party’s own fees and expenses (including legal expenses) incurred in connection with the preparation and negotiation of this Agreement and the other Transaction Documents and the closing of the transactions contemplated hereby and thereby.

14.21.

Replacement of the Note. Subject to any restrictions on or conditions to transfer set forth in the Note, the Holder of the Note, at such Holder’s option, may in person or by duly authorized attorney surrender the same for exchange at the Company’s principal corporate office, and promptly thereafter and at the Company’s expense, except as provided below, receive in exchange therefor one or more new convertible promissory note(s), each in the principal amount requested by such Holder, dated the date to which interest shall have been paid on the Note so surrendered or, if no interest shall have yet been so paid, dated the date of the Note so surrendered and registered in the name of such person or persons as shall have been designated in writing by such Holder or such Holder’s attorney for the same principal amount as the then unpaid principal amount of the Note so surrendered. As applicable, upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of the Note and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; or (b) in the case of mutilation, upon surrender thereof, the Company, at its expense, will execute and deliver in lieu thereof a new convertible promissory note executed in the same manner as the Note being replaced, in the same principal amount as the unpaid principal amount of such Note and dated the date to which interest shall have been paid on the Note or, if no interest shall have yet been so paid, dated the date of the Note.

14.22.

Time of the Essence. Time is expressly made of the essence of each and every provision of this Agreement and the other Transaction Documents.

15.

SURVIVAL OF COVENANTS, REPRESENTATIONS AND WARRANTIES. The Company’s and the Buyer’s covenants, agreements, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the other Transaction Documents and the Closing hereunder for the maximum time allowed by applicable law, and shall inure to the benefit of the Buyer and the Company and their respective successors and permitted assigns.

[Remainder of the page intentionally left blank; signature page to follow]

IN WITNESS WHEREOF, each of the undersigned parties represents that the foregoing statements made by such party above are true and correct and that such party has caused this Agreement to be duly executed (if an entity, on such party’s behalf by one of its officers thereunto duly authorized) as of the date first above written.

PURCHASE PRICE:

$100,000.00

THE BUYER:

TONAQUINT, INC.

By:  /s/ John M. Fife

       John M. Fife, President

THE COMPANY:

COMPETITIVE TECHNOLOGIES, INC.

By:

/s/ Johnnie Johnson

      Johnnie Johnson, Chief Financial Officer

[Signature page to Securities Purchase Agreement]

v130515

ATTACHMENTS:

ANNEX I

WIRE INSTRUCTIONS

ANNEX II

NOTE

ANNEX III

WARRANT

ANNEX IV

TRANSFER AGENT LETTER

ANNEX V

SECRETARY’S CERTIFICATE

ANNEX VI

SHARE ISSUANCE RESOLUTION

ANNEX VII

FORM OF ANTI-DILUTION CERTIFICATION

ANNEX II

NOTE

COMPETITIVE TECHNOLOGIES, INC.
CONVERTIBLE PROMISSORY NOTE

Issuance Date: July 16, 2013

U.S. $112,500.00

FOR VALUE RECEIVED, COMPETITIVE TECHNOLOGIES, INC., a Delaware corporation (the “Company”), hereby promises to pay to the order of TONAQUINT, INC., a Utah corporation, or its registered assigns (the “Holder”), the initial principal sum of $112,500.00 (the “Original Principal Amount”), and any additional advances and other amounts that may accrue or become due under the terms of this Convertible Promissory Note (this “Note”) when due, whether upon the Maturity Date, on any Installment Date with respect to the Installment Amount due on such Installment Date (each as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof), and to pay interest (“Interest”) on any Outstanding Balance (as defined below) at the applicable interest rate as set forth herein, whether upon any Installment Date, the Maturity Date or acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). Certain capitalized terms used herein are defined in Section  hereof. For purposes hereof, the term “Outstanding Balance” means the Original Principal Amount, as reduced or increased, as the case may be, pursuant to the terms hereof for redemption, conversion or otherwise, plus any accrued but unpaid Interest, collection and enforcements costs, and any other fees or charges (including without limitation Late Charges (as defined below)) incurred under this Note or under the Agreement (defined below).

This Note is issued pursuant to that certain Securities Purchase Agreement dated July 16, 2013, as the same may be amended from time to time (the “Agreement”), by and between the Company and the Holder.

1.

PAYMENTS OF PRINCIPAL; PREPAYMENT. On each Installment Date (which includes the Maturity Date), the Company shall pay to the Holder an amount equal to the Installment Amount due on such Installment Date in accordance with Section . Additionally, so long as no Event of Default (as defined below) shall have occurred, the Company may, in its sole and absolute discretion and upon giving the Holder not less than five (5) Trading Days written notice (a “Prepayment Notice”), pay in cash all or any portion of the Outstanding Balance at any time prior to the Maturity Date; provided that in the event the Company elects to prepay all or any portion of the Outstanding Balance, it shall pay to the Holder 125% of the portion of the Outstanding Balance the Company elects to prepay (the “Prepayment Premium”).

2.

INTEREST; INTEREST RATE. The Company acknowledges that the Original Principal Amount of this Note exceeds the Purchase Price (as defined in the Agreement) and that such excess consists of (a) an original issue discount of $10,000.00 and (b) the Carried Transaction Expense Amount (as defined in the Agreement) in the amount of $2,500.00, both of which shall be fully earned and charged to the Company as of the Issuance Date and paid to the Holder as part of the Original Principal Amount as set forth in this Note. Interest on the Outstanding Balance shall accrue from the date set forth above as the Issuance Date (the “Issuance Date”) at the rate of seven percent (7%) per annum, provided that upon the occurrence of an Event of Default, Interest shall accrue on the Outstanding Balance both before and after judgment at the rate of twenty-two percent (22%) per annum, as set forth in Section  hereof. All Interest calculations hereunder shall be computed on the basis of a 360-day year comprised of twelve (12) thirty (30) day months, shall compound daily and shall be payable in accordance with the terms of this Note.  Notwithstanding any provision to the contrary herein, in no event shall the applicable interest rate at any time exceed the maximum interest rate allowed under applicable law. All payments owing hereunder shall be in lawful money of the United States of America or Conversion Shares, as provided for herein, and delivered to Holder at the address furnished to the Company for that purpose. All payments shall be applied first to (a) costs of collection, if any, then to (b) fees and charges, if any, then to (c) accrued and unpaid Interest, and thereafter to (d) principal.

3.

CONVERSION OF NOTE. At the option of the Holder, this Note is convertible into validly issued, fully paid and non-assessable shares of Common Stock, on the terms and conditions set forth in this Section .

3.1.

Conversion Right.

(a)

Subject to the provisions of Section , at any time or times on or after the Issuance Date, the Holder shall be entitled to convert any portion of the Outstanding Balance into validly issued, fully paid and non-assessable shares of Common Stock (the “Section 3 Conversion Shares”) in accordance with Section , calculated using the Conversion Rate (as defined below).

(b)

The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares issuable upon each conversion of this Note shall be aggregated for purposes of determining whether such conversion would result in the issuance of a fractional share.  If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all transfer, stamp, issuance and similar taxes that may be payable with respect to the issuance and delivery of Section 3 Conversion Shares.

3.2.

Conversion Rate. The number of Section 3 Conversion Shares issuable upon conversion of any portion of the Outstanding Balance pursuant to Section  shall be determined by dividing (x) the applicable Conversion Amount by (y) the Conversion Price (such formula is referred to herein as the “Conversion Rate”).

(a)

“Conversion Amount” means the portion of the Outstanding Balance to be converted.

(b)

“Conversion Price” means, as of any Conversion Date or other date of determination, $0.30, subject to adjustment as provided herein.

3.3.

Mechanics of Conversion.

(a)

Conversion by the Holder. To convert any Conversion Amount into shares of Common Stock on any date, the Holder shall deliver (whether via email, facsimile or otherwise), for receipt on or prior to 11:59 p.m., New York time, on such date (a “Conversion Date”), a copy of an executed notice of conversion substantially in the form attached hereto as Exhibit A (the “Conversion Notice”) to the Company. If required by Section , within five (5) Trading Days following a conversion of this Note as aforesaid, the Holder shall surrender this Note to a reputable overnight courier for delivery to the Company (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction as contemplated by Section ). On or before the first (1st) Trading Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile or email an acknowledgment of confirmation, in the form attached hereto as Exhibit B, of receipt of such Conversion Notice to the Holder and the Company’s transfer agent (the “Transfer Agent”). On or before the close of business on the third (3rd) Trading Day following the date of receipt of a Conversion Notice (the “Delivery Date”), the Company shall, provided that all DWAC Eligible Conditions are then satisfied, credit the aggregate number of Section 3 Conversion Shares to which the Holder shall be entitled to the account specified on the Conversion Notice via the DWAC system. If all DWAC Eligible Conditions are not then satisfied, the Company shall instead issue and deliver (via reputable overnight courier) to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of Section 3 Conversion Shares to which the Holder shall be entitled; provided, however, that, in addition to any other rights or remedies that Holder may have under this Note, such number of shares issued by certificate rather than via the DWAC system shall be increased by 5% for each conversion that occurs more than six (6) months after the Issuance Date.  For the avoidance of doubt, the Company has not met its obligation to deliver Section 3 Conversion Shares by the Delivery Date unless the Holder or its broker, as applicable, has actually received the shares electronically into the applicable account, or if the DWAC Eligible Conditions are not then satisfied, has actually received the certificate representing the applicable Section 3 Conversion Shares no later than the close of business on the relevant Delivery Date pursuant to the terms set forth above. If this Note is physically surrendered for conversion pursuant to Section  and the Outstanding Balance of this Note is greater than the principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than three (3) Trading Days after receipt of this Note and at its own expense, issue and deliver to the Holder (or its designee) a new Note (in accordance with Section )) representing the Outstanding Balance not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date. In the event of a partial conversion of this Note pursuant hereto, the principal amount converted shall be deducted from the Installment Amount(s) relating to the Installment Date(s) as set forth in the applicable Conversion Notice.

(b)

Company’s Failure to Timely Deliver. Failure for any reason whatsoever to issue any portion of the Common Stock by the applicable due date in the manner required under any section of this Note shall be a “Conversion Failure”. Upon the occurrence of a Conversion Failure, in addition to all other remedies available to the Holder, (1) the Company shall pay in cash to the Holder on each day after such third (3rd) Trading Day that the issuance of such shares of Common Stock is not timely effected an amount equal to the greater of (A) $2,000.00 per day and (B) 2% of the product of (i) the sum of the number of shares of Common Stock not issued to the Holder on a timely basis and to which the Holder is entitled, multiplied by (ii) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the last possible date which the Company could have issued such shares of Common Stock to the Holder without violating the provisions of this Note; and (2) with respect to Section 3 Conversion Shares, the Holder, upon written notice to the Company, may void its Conversion Notice with respect to, and retain or have returned (as the case may be) any portion of this Note that has not been converted pursuant to the applicable Conversion Notice, provided that the voiding of a Conversion Notice shall not affect the Company’s obligations to make any payments which have accrued or are owed to the Holder prior to the date of such notice pursuant to this Section  or otherwise. Notwithstanding the foregoing, a Conversion Failure shall not exist to the extent shares of Common Stock are not issued by the Company in order to comply with the limitations set forth in Section  hereof. Upon the occurrence of a Conversion Failure (unless Holder elects to void the Conversion Notice), in addition to such failure being considered an Event of Default hereunder, for purposes of Section  the Company shall also be deemed to have issued the applicable shares of Common Stock on the latest possible permitted date and pursuant to the terms set forth herein, with Holder entitled to all the rights and privileges associated with such deemed issued shares (the “Deemed Conversion Issuance”).

(c)

Registration; Book-Entry. The Company shall maintain a register (the “Register”) for the recordation of the name and address of the holders of all or any portion of this Note and the principal amount of this Note held by such holder (the “Registered Note”). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Company and the holder shall treat each Person whose name is recorded in the Register as the owner of this Note for all purposes (including, without limitation, the right to receive payments of principal and Interest hereunder) notwithstanding notice to the contrary. The Registered Note may be assigned, transferred or sold in whole or in part only by registration of such assignment or sale on the Register.  Upon its receipt of a request to assign, transfer or sell all or part of the Registered Note by the holder thereof, the Company shall record the information contained therein in the Register and issue one or more new Registered Notes in the same aggregate principal amount as the principal amount of the surrendered Registered Note to the designated assignee or transferee pursuant to Section . Notwithstanding anything to the contrary in this Section , the Holder may assign this Note or any portion thereof to its Affiliate without delivering a request to assign or sell this Note to the Company and the recordation of such assignment or sale in the Register (a “Related Party Assignment”); provided, that (A) the Company may continue to deal solely with such assigning or selling Holder unless and until such Holder has delivered a request to assign or sell this Note or portion thereof to the Company for recordation in the Register; (B) the failure of such assigning or selling Holder to deliver a request to assign or sell such Note or portion thereof to the Company shall not affect the legality, validity, or binding effect of such assignment or sale; and (C) such assigning or selling Holder shall, acting solely for this purpose as a non-fiduciary agent of the Company, maintain a register (the “Related Party Register”) comparable to the Register on behalf of the Company, and any such assignment or sale shall be effective upon recordation of such assignment or sale in the Related Party Register.  Notwithstanding anything to the contrary set forth in this Section , upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the entire Outstanding Balance of this Note is being converted (in which event this Note shall be delivered to the Company as contemplated by Section ) or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of this Note upon physical surrender of this Note. The Holder and the Company shall maintain records showing the Outstanding Balance and Late Charges converted and/or paid (as the case may be) and the dates of such conversions and/or payments (as the case may be) or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion.

3.4.

Limitations on Conversions.

(a)

Notwithstanding anything to the contrary contained in this Note or the other Transaction Documents, if at any time the Holder shall or would be issued shares of Common Stock under any of the Transaction Documents, but such issuance would cause the Holder (together with its Affiliates) to beneficially own a number of shares exceeding 4.99% of the number of shares of Common Stock outstanding on such date (including for such purpose the shares of Common Stock issuable upon such issuance) (the “Maximum Percentage”), then the Company must not issue to the Holder shares of the Common Stock which would exceed the Maximum Percentage. For purposes of this Section, beneficial ownership of Common Stock will be determined under the 1934 Act. The shares of Common Stock issuable to the Holder that would cause the Maximum Percentage to be exceeded are referred to herein as the "Ownership Limitation Shares". The Company will reserve the Ownership Limitation Shares for the exclusive benefit of the Holder. From time to time, the Holder may notify the Company in writing of the number of the Ownership Limitation Shares that may be issued to the Holder without causing the Holder to exceed the Maximum Percentage. Upon receipt of such notice, the Company shall be unconditionally obligated to immediately issue such designated shares to the Holder, with a corresponding reduction in the number of the Ownership Limitation Shares. Notwithstanding the forgoing, the term “4.99%” above shall be replaced with “9.99%” at such time as the Market Capitalization of the Common Stock is less than $5,000,000.00. Notwithstanding any other provision contained herein, if the term “4.99%” is replaced with “9.99%” pursuant to the preceding sentence, such increase to “9.99%” shall remain at 9.99% until increased, decreased or waived by the Holder as set forth below.  For purposes of this Note, the term “Market Capitalization of the Common Stock” shall mean the product equal to (A) the average VWAP of the Common Stock for the immediately preceding fifteen (15) Trading Days, multiplied by (B) the aggregate number of outstanding shares of Common Stock as reported on the Company’s most recently filed Form 10-Q or Form 10-K. By written notice to the Company, the Holder may increase, decrease or waive the Maximum Percentage as to itself but any such waiver will not be effective until the 61st day after delivery thereof. The foregoing 61-day notice requirement is enforceable, unconditional and non-waivable and shall apply to all Affiliates and assigns of the Holder.

(b)

To the extent the limitation set forth in subsection (a) immediately above applies, the determination of whether this Note shall be convertible (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its Affiliates) and of which such securities shall be convertible, exercisable or exchangeable (as among all such securities owned by the Holder and its Affiliates) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability to convert this Note, or to issue shares of Common Stock, pursuant to this Section  shall have any effect on the applicability of the provisions of this Section  with respect to any subsequent determination of convertibility. For purposes of this Section , beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(e) of the 1934 Act (as defined in the Agreement) and the rules and regulations promulgated thereunder. The provisions of this Section  shall be implemented in a manner otherwise than in strict conformity with the terms of this Section  to correct this Section  (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this Section  shall apply to a successor Holder of this Note. The holders of Common Stock shall be third party beneficiaries of this Section  and the Company may not waive this Section  without the consent of holders of a majority of its Common Stock. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock, including, without limitation, pursuant to this Note.

4.

RIGHTS UPON EVENT OF DEFAULT.

4.1.

Event of Default. Each of the following events shall constitute an “Event of Default”:

(a)

Failure to Pay. The Company shall fail to make any payment when due and payable under the terms of this Note including, without limitation, any payment of costs, fees, interest, principal (including, without limitation, the Company’s failure to deliver any Installment Amount when due or to pay any redemption payments or amounts hereunder), or other amount due hereunder or under any other Transaction Document (as defined in the Agreement).

(b)

Failure to Deliver or Process Shares. The Company (or its Transfer Agent, as applicable) (i) fails to issue Section 3 Conversion Shares by the Delivery Date; (ii) fails to issue any Pre-Installment Conversion Shares, Post-Installment Conversion Shares, Pre-Installment Certificated Shares, or Post-Installment Certificated Shares, as applicable, within the time periods required by Section ; (iii) announces (or threatens in writing) that it will not honor its obligation to issue shares to Holder in accordance with Section  and/or Section  of this Note; (iv) fails to transfer or cause its Transfer Agent to transfer or issue (electronically or in certificated form, as applicable) any Section 3 Conversion Shares, Pre-Installment Conversion Shares, Post-Installment Conversion Shares, Pre-Installment Certificated Shares, or Post-Installment Certificated Shares, as applicable, issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note; (v) directs its Transfer Agent not to transfer, or delays, impairs, and/or hinders its Transfer Agent in transferring or issuing (electronically or in certificated form, as applicable) any Section 3 Conversion Shares, Pre-Installment Conversion Shares, Post-Installment Conversion Shares, Pre-Installment Certificated Shares, or Post-Installment Certificated Shares, as applicable, to be issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note; or (vi) as applicable, fails to remove (or directs its Transfer Agent not to remove or impairs, delays, and/or hinders its Transfer Agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any Section 3 Conversion Shares, Pre-Installment Certificated Shares or Post-Installment Certificated Shares as and when required by this Note (or makes any written announcement, statement or threat that it does not intend to honor any such obligations).

(c)

Judgment.  A final judgment or judgments for the payment of money aggregating in excess of $100,000 are rendered against the Company and/or any of its Subsidiaries and which judgments are not, within thirty (30) calendar days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within thirty (30) calendar days after the expiration of such stay; provided, however, any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $100,000 amount set forth above so long as the Company provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company or such Subsidiary (as the case may be) will receive the proceeds of such insurance or indemnity within thirty (30) calendar days of the issuance of such judgment.

(d)

Breach of Obligations; Covenants. The Company or its Subsidiaries, if any, shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note or any of the other Transaction Documents, including without limitation (i) all reporting covenants and covenants to timely file all required quarterly and annual reports and any other filings required pursuant to Rule 144, and (ii) strict compliance with all provisions of Sections , , and  of this Note.

(e)

Breach of Representations and Warranties. Any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of the Company to the Holder in writing included in this Note or in connection with any of the Transaction Documents, or as an inducement to the Holder to enter into this Note or any of the other Transaction Documents, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished or becomes false thereafter.

(f)

Receiver or Trustee. The Company shall make an assignment for the benefit of creditors, or apply for, or consent to, or otherwise be subject to, the appointment of a receiver, trustee, liquidator, assignee, custodian, sequestrator, or other similar official for a substantial part of its property or business.

(g)

Failure to Pay Debts. If any of the Company’s assets are assigned to its creditors, or upon the occurrence of any default under, redemption of or acceleration prior to maturity of any Indebtedness of the Company or any of its Subsidiaries in an amount equal to $100,000 or more.

(h)

Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company.

(i)

Delisting of Common Stock. The suspension from trading or the failure of the Common Stock to be trading on an Eligible Market for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10) Trading Days in any 365-day period.

(j)

Liquidation. Any dissolution, liquidation, or winding up of the Company or any substantial portion of its business.

(k)

Cessation of Operations. Any cessation of operations by the Company or the Company admits it is otherwise generally unable to pay its debts as such debts become due; provided, however, that any disclosure of the Company’s ability to continue as a “going concern” shall not be an admission that the Company cannot pay its debts as they become due.

(l)

Maintenance of Assets. The failure by the Company to maintain any material intellectual property rights, personal, real property or other assets which are necessary to conduct its business (whether now or in the future).

(m)

Financial Statement Restatement. The restatement of any financial statements filed by the Company with the SEC for any date or period from two years prior to the date of this Note and until this Note is no longer outstanding, if the result of such restatement would, by comparison to the unrestated financial statement, have constituted a material adverse effect on the rights of the Company with respect to this Note or the Agreement.

(n)

Reverse Split. The Company effectuates a reverse split of its Common Stock without twenty (20) Trading Days prior written notice to the Holder.

(o)

Replacement of Transfer Agent. In the event that the Company proposes to replace its Transfer Agent, the Company fails to provide, prior to the effective date of such replacement, a fully executed Transfer Agent Letter (as defined by the Agreement) in a form as required to be initially delivered pursuant to the Agreement (including but not limited to the provision to irrevocably reserve shares of Common Stock for the Share Reserve) signed by the successor transfer agent and delivered to the Company and the Holder.

(p)

Governmental Action. If any governmental or regulatory authority takes or institutes any action against the Company, a Subsidiary, or an executive officer or director of the Company, that will materially affect the Company’s financial condition, operations or ability to pay or perform the Company’s obligations under this Note.

(q)

Share Reserve. The Company’s failure to maintain the Share Reserve (as defined in the Agreement).

(r)

Certification of Equity Conditions. A false or inaccurate certification (including, without limitation, a false or inaccurate deemed certification) by the Company that the Equity Conditions are satisfied, that there has been no Equity Conditions Failure or as to whether any Event of Default has occurred.

(s)

DWAC Eligibility. The failure of any of the DWAC Eligible Conditions to be satisfied at any time during which the Company has obligations under this Note.

(t)

Cross Default. Notwithstanding anything to the contrary contained in this Note or the other Transaction Documents, a breach or default by the Company of any covenant or other term or condition contained in (i) any of the other Transaction Documents, or (ii) any Other Agreements (defined below); shall, at the option of the Holder, be considered a default under this Note, in which event the Holder shall be entitled (but in no event required) to apply all rights and remedies of the Holder under the terms of this Note. The Company hereby agrees to notify the Holder in writing within three (3) Trading Days after any such default; provided, however, any filing of an 8-K that identifies any such default shall not be deemed notice under this Section . “Other Agreements” means, collectively, (1) all existing and future agreements and instruments between, among or by the Company (or a Subsidiary), on the one hand, and the Holder (or an Affiliate of Holder), on the other hand, and (2) any financing agreement or a material agreement that affects the Company’s ongoing business operations. For the avoidance of doubt, all existing and future loan transactions between the Company and the Holder and its Affiliates will be cross-defaulted with each other loan transaction and with all other existing and future debt of the Company to the Holder.

(u)

Reduced Market Capitalization of the Common Stock. If at any time the Market Capitalization of the Common Stock is less than five (5) times the Original Principal Amount.

Each subsection of this Section  shall be interpreted and applied independently, and no such subsection shall be deemed to limit or qualify any other subsection in any manner whatsoever.

4.2.

Notice of an Event of Default; Remedies; Redemption Right. Upon the occurrence of an Event of Default, the Company shall within one (1) Trading Day deliver written notice thereof via facsimile and reputable overnight courier (with next day delivery specified) (an “Event of Default Notice”) to the Holder.

(a)

At any time and from time to time after the earlier of the Holder’s receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may require the Company to redeem (regardless of whether such Event of Default has been cured) all or any portion of this Note by delivering written notice thereof (the “Event of Default Redemption Notice”) to the Company, which Event of Default Redemption Notice shall indicate the portion of the Outstanding Balance the Holder is electing to redeem (the “Default Redemption Amount”). Redemptions required by this Section  shall be made in accordance with the provisions of Section . Notwithstanding anything to the contrary in this Section , but subject to Section , until the Default Redemption Amount (together with Late Charges thereon) is paid in full pursuant to and in accordance with the terms set forth in Section , the Outstanding Balance (together with any Late Charges thereon), may be converted, in whole or in part from time to time, by the Holder into Common Stock pursuant to the other terms of this Note. In the event of a partial redemption of this Note pursuant hereto, the applicable Default Redemption Amount shall be deducted from the Installment Amount(s) relating to the applicable Installment Date(s) as set forth in the Event of Default Redemption Notice. Notwithstanding the foregoing, this Section  shall not apply to an Event of Default arising under Section  (Bankruptcy).

(b)

Upon the occurrence of an Event of Default occurring under Section  due to the institution by or against the Company of any bankruptcy proceeding for relief under any bankruptcy law or any law for the relief of debtors, (i) the Outstanding Balance shall automatically increase to an amount equal to the Outstanding Balance immediately prior to such Event of Default multiplied by the Redemption Premium, and (ii) all amounts owed under this Note shall accelerate and be immediately due and payable, all without the need for any further notice to or action by any party hereunder.

(c)

As of the date of any Event of Default, this Note shall thereafter accrue interest at the rate of 1.83% per month (or 22% per annum), compounding daily, whether before or after judgment; provided, however, that notwithstanding any provision to the contrary herein, in no event shall the applicable interest rate at any time exceed the maximum interest rate allowed under applicable law.

(d)

Upon the occurrence of any Event of Default under Section  or Section  hereof, the Holder may elect in writing from time to time with respect to one or more Installment Dates: (i) to accelerate or postpone the designated Installment Date to a date specified by Holder, and/or (ii) to designate the Company Redemption Amount and/or the Company Conversion Amount under Section  that will apply to each Installment Date.

(e)

After any Event of Default arising under Section , Holder will be entitled to the remedies set forth in Section  hereof.

(f)

Notwithstanding and in addition to any other provision contained herein, if Section 3 Conversion Shares are delivered to Holder in certificated form rather than electronic form, the Outstanding Balance shall automatically increase by an amount equal to the decline in Value (as defined below), if any, of such shares between the time the certificate representing such shares was required to be delivered to the Holder hereunder, and the date such shares become Free Trading. The Company agrees to use its best efforts to cause such shares to become Free Trading. “Value”, as used in this subsection, shall mean the five (5) Trading Day trailing average VWAP for the applicable shares.

5.

RIGHTS UPON FUNDAMENTAL TRANSACTION.

5.1.

Assumption. The Company shall not enter into or be party to a Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section  pursuant to written agreements in form and substance satisfactory to the Holder and approved by the Holder, in its sole discretion, prior to such Fundamental Transaction, including agreements to deliver to the Holder in exchange for this Note a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Note, including, without limitation, having a principal amount and interest rate equal to the principal amounts then outstanding and the interest rates of this Note, having similar conversion rights as this Note and having similar ranking to this Note, and being satisfactory to the Holder in its sole discretion, (ii) the Successor Entity is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market, and (iii) the Company has received the Holder’s prior written consent to enter into such Fundamental Transaction. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of a Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon conversion or redemption of this Note at any time after the consummation of such Fundamental Transaction, in lieu of the shares of the Company’s Common Stock (or other securities, cash, assets or other property (except such items still issuable under Section , which shall continue to be receivable thereafter) issuable upon the conversion or redemption of this Note prior to such Fundamental Transaction), such shares of the publicly traded common stock (or their equivalent) of the Successor Entity (including its Parent Entity) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Note been converted immediately prior to such Fundamental Transaction (without regard to any limitations on the conversion of this Note), as adjusted in accordance with the provisions of this Note. The provisions of this Section  shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of this Note.

5.2.

Notice of a Fundamental Transaction; Redemption Right. No sooner than twenty (20) Trading Days nor later than ten (10) Trading Days prior to the consummation of a Fundamental Transaction, but not prior to the public announcement of such Fundamental Transaction, the Company shall deliver written notice thereof via facsimile and reputable overnight courier to the Holder (a “Fundamental Transaction Notice”). At any time during the period beginning after the Holder’s receipt of a Fundamental Transaction Notice or the Holder becoming aware of a Fundamental Transaction if a Fundamental Transaction Notice is not delivered to the Holder in accordance with the immediately preceding sentence (as applicable) and ending on the later of twenty (20) Trading Days after (i) consummation of such Fundamental Transaction and (ii) the date of receipt of such Fundamental Transaction Notice, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (“Fundamental Transaction Redemption Notice”) to the Company, which Fundamental Transaction Redemption Notice shall indicate the portion of the Outstanding Balance the Holder is electing to redeem (the “Fundamental Transaction Redemption Amount”). The Fundamental Transaction Redemption Amount shall be redeemed by the Company in cash pursuant to and in accordance with Section  and shall have priority to payments to stockholders in connection with such Fundamental Transaction. Notwithstanding anything to the contrary in this Section , but subject to Section , until the Fundamental Transaction Redemption Amount (together with any Late Charges thereon) is paid in full pursuant to and in accordance with the terms set forth in Section , the Outstanding Balance (together with any Late Charges thereon), may be converted, in whole or in part from time to time, by the Holder into Common Stock pursuant to Section . In the event of a partial redemption of this Note pursuant hereto, the applicable Fundamental Transaction Redemption Amount shall be deducted from the Installment Amount(s) relating to the applicable Installment Date(s) as set forth in the Fundamental Transaction Redemption Notice.

5.3.

Paid in Full. Notwithstanding anything to the contrary in this Section , in no case shall any Fundamental Transaction be consummated prior to the prepayment in full of the Outstanding Balance of this Note, with such prepayment subject to the Prepayment Premium for the entire Outstanding Balance.

6.

DISTRIBUTION OF ASSETS; RIGHTS UPON ISSUANCE OF PURCHASE RIGHTS AND OTHER CORPORATE EVENTS.

6.1.

Distribution of Assets. Without the prior written consent of Holder, the Company agrees not to declare or make any dividend or other distributions of its assets (or rights to acquire its assets) to any or all holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction).

6.2.

Purchase Rights. In addition to any adjustments pursuant to Section  below, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).

6.3.

Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon a conversion of this Note (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which the Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by the Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of this Note) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as the Holder would have been entitled to receive had this Note initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) using a conversion rate for such consideration commensurate with the Conversion Rate. Provision made pursuant to the preceding sentence shall be in a form and substance satisfactory to the Holder. The provisions of this Section  shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion or redemption of this Note.

7.

RIGHTS UPON ISSUANCE OF SECURITIES.

7.1.

Adjustment of Conversion Price upon Issuance of Common Stock. Except with respect to Excluded Securities, if and whenever on or after the Issuance Date the Company issues or sells Common Stock, Options, Convertible Securities, or upon any conversion or Deemed Issuance, or in accordance with subsections (a) through  below is deemed to have issued or sold, any shares of Common Stock (including without limitation the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Excluded Securities issued or sold or deemed to have been issued or sold) for a consideration per share (the “New Issuance Price”) less than a price equal to the Conversion Price in effect immediately prior to such issue, conversion, or sale or deemed issuance or sale (such Conversion Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then, immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the New Issuance Price.  For the avoidance of doubt, if the New Issuance Price is greater than the Applicable Price, there shall be no adjustment to the Conversion Price. For purposes of determining the adjusted Conversion Price under this Section , the following shall be applicable:

(a)

Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section , the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option and (y) the lowest exercise price set forth in such Option for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option minus (2) the sum of all amounts paid or payable to the holder of such Option (or any other Person) upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such share of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(b)

Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section , the “lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security and (y) the lowest conversion price set forth in such Convertible Security for which one share of Common Stock is issuable upon conversion, exercise or exchange thereof minus (2) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other Person) upon the issuance or sale of such Convertible Security plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Convertible Security (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price has been or is to be made pursuant to other provisions of this Section , except as contemplated below, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

(c)

Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Conversion Price in effect at the time of such increase or decrease shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate (as the case may be) at the time initially granted, issued or sold. For purposes of this Section , if the terms of any Option or Convertible Security that was outstanding as of the Issuance Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section  shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

(d)

Calculation of Consideration Received. If any Option or Convertible Security is issued or deemed issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company, together comprising one integrated transaction, (x) such Option or Convertible Security (as applicable) will be deemed to have been issued for consideration equal to the Black Scholes Consideration Value thereof and (y) the other securities issued or sold or deemed to have been issued or sold in such integrated transaction shall be deemed to have been issued for consideration equal to the difference of (I) the aggregate consideration received by the Company minus (II) the Black Scholes Consideration Value of each such Option or Convertible Security (as applicable). If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the average VWAP of such security for the five (5) Trading Day period immediately preceding the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities (as the case may be). The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within ten (10) Trading Days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Holder. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

(e)

Deemed Warrant Issuance. If Company fails to deliver Warrant Shares as required by the Warrant (as both such terms are defined in the Agreement) issued to Holder pursuant to the Transaction Documents, in addition to such failure to act being considered an Event of Default hereunder, for purposes of this Section  the Company shall also be deemed to have issued the Warrant Shares to Holder on the applicable date set forth in the Warrant and pursuant to the terms set forth therein (the “Deemed Warrant Issuance”).

(f)

Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

7.2.

Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. Without limiting any provision of Section  or Section , if the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision of Section  or Section , if the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section  shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section  occurs during the period that a Conversion Price is calculated hereunder, then the calculation of such Conversion Price shall be adjusted appropriately to reflect such event.

7.3.

Other Events. In the event that the Company (or any Subsidiary) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect the Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section  but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s board of directors shall in good faith determine and implement an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder, provided that no such adjustment pursuant to this Section  will increase the Conversion Price as otherwise determined pursuant to this Section , provided further that if the Holder does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Company’s board of directors and the Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding and whose fees and expenses shall be borne by the Company.

8.

COMPANY INSTALLMENT CONVERSION OR REDEMPTION. Beginning on the date that is six (6) months after the later of (i) the Issuance Date, and (ii) the date the Purchase Price is paid to the Company (the “Initial Installment Date”), and on each applicable Installment Date thereafter, the Company shall pay to the Holder of this Note the applicable Installment Amount due on such date, subject to the provisions of this Section . Payments of the Installment Amount may be made (a) in cash (a “Company Redemption”), (b) by converting such Installment Amount into shares of Common Stock in accordance with this Section  (a “Company Conversion”), or (c) by any combination of a Company Conversion and a Company Redemption so long as the entire amount of such Installment Amount due shall be converted and/or redeemed by the Company on the applicable Installment Date. Notwithstanding the foregoing, the Company will not be entitled to elect a Company Conversion with respect to any portion of such Installment Amount and shall be required to pay the entire amount of such Installment Amount in cash pursuant to a Company Redemption if on the applicable Pre-Installment Notice Due Date (defined below) or on the applicable Installment Date (as the case may be) there is an Equity Conditions Failure, and such failure is not waived by Holder as permitted herein.

8.1.

General. On or prior to the date which is the twenty-third (23rd) Trading Day prior to each Installment Date (each, a “Pre-Installment Notice Due Date”), the Company shall deliver written notice to the Holder substantially in the form attached hereto as Exhibit C-1 (each, a “Pre-Installment Notice”). Each such Pre-Installment Notice shall state (a) the portion of the Installment Amount to be converted pursuant to a Company Conversion (the “Company Conversion Amount”), and (b) the portion of the Installment Amount to be paid in cash pursuant to a Company Redemption (the “Company Redemption Amount”). The Company Conversion Amount plus the Company Redemption Amount must equal the Installment Amount. To the extent a Company Conversion is not permitted pursuant to this Note, the Company Redemption Amount will automatically increase so that the permitted Company Conversion Amount plus the Company Redemption Amount equal the Installment Amount. If the applicable Installment Amount is to be paid, in whole or in part, pursuant to a Company Conversion, the Company must certify that there is not an Equity Conditions Failure as of the Pre-Installment Notice Due Date. Each Pre-Installment Notice shall be irrevocable and may not be revoked by the Company. If the Company does not timely deliver a Pre-Installment Notice on an applicable Pre-Installment Notice Due Date that complies with this Section , then the Company shall be deemed to have delivered on such Pre-Installment Notice Due Date an irrevocable Pre-Installment Notice confirming a Company Conversion of the entire Installment Amount payable as required hereunder and shall be deemed to have certified that there is not an Equity Conditions Failure as of the applicable Pre-Installment Notice Due Date. If the Holder prepares and delivers to the Company the Pre-Installment Notice as permitted by Section  hereof, and the Company does not modify or prepare a replacement Pre-Installment Notice prior to the Pre-Installment Notice Due Date, then the Company shall be deemed to have ratified and confirmed such notice and, unless otherwise stated, certified that there is not an Equity Conditions Failure as of the Pre-Installment Notice Due Date. The applicable Company Conversion Amount (whether set forth in the applicable Pre-Installment Notice or by operation of this Section ) shall be converted in accordance with Section  or Section , as applicable, and the applicable Company Redemption Amount shall be redeemed in accordance with Section .

8.2.

Mechanics of Company Conversion. Subject to Section , if the Company delivers a Pre-Installment Notice and elects, or is deemed to have delivered a Pre-Installment Notice and deemed to have elected, in whole or in part, a Company Conversion in accordance with Section , then this Section  shall apply. Notwithstanding the foregoing, if an Equity Conditions Failure has occurred as of the applicable Pre-Installment Notice Due Date, then the Company shall identify each such Equity Conditions Failure in the Pre-Installment Notice and request a waiver thereof from Holder pursuant to Section  hereof. (i) If such waiver is obtained (which waiver may be provided at any time by the Holder), and all DWAC Eligible Conditions are then satisfied and a Company Conversion is not otherwise prohibited under any other provision of this Note, then the remainder of this Section  shall apply to the Company Conversion; (ii) if such waiver is obtained, but all DWAC Eligible Conditions are not then satisfied, then the remainder of this Section  shall not apply and the Company must deliver certificated Common Stock to Holder pursuant to Section  hereof; or (iii) if such waiver is not obtained, then the Holder may designate in writing whether the applicable Installment Amount is paid as a Company Conversion under this Section  or a Company Redemption under Section  hereof, or any combination thereof; provided, however, that if no such designation is made by the Holder, then the applicable Installment Amount must be paid as a Company Redemption under Section  hereof; provided, further, that if such Equity Conditions Failure arises from a Non-Waivable Equity Condition, then the applicable Installment Amount must be paid as a Company Redemption under Section  hereof. To the extent applicable as set forth above:

(a)

No later than three (3) Trading Days after each applicable Pre-Installment Notice Due Date, the Company shall deliver to the Holder’s account the Pre-Installment Conversion Shares, and as to which the Holder shall be the owner thereof as of the applicable Pre-Installment Notice Due Date.

(b)

No later than three (3) Trading Days after each Installment Date, the Company shall deliver to the Holder’s account a number of shares of Common Stock equal to the amount, if any, by which the Post-Installment Conversion Shares exceed the Pre-Installment Conversion Shares previously delivered to Holder, registered in the name of the Holder or its designee. So long as no Event of Default has occurred regarding payment, conversion or redemption under this Note (each a “Payment Default”), if the Pre-Installment Conversion Shares on the applicable Installment Date exceed the Post-Installment Conversion Shares, then the excess will be applied towards the next Conversion Shares to be issued by the Company (unless the Outstanding Balance has been reduced to zero, in which case Holder will return such excess shares to the Company). If a Payment Default has occurred and the Pre-Installment Conversion Shares for the applicable Installment Date exceed the Post-Installment Conversion Shares, then Holder shall not be required to return to the Company any of the excess shares or apply such excess shares to any future issuance or conversion of shares hereunder. The Company agrees to deliver to the Holder such information and calculations required under this Section  substantially in the form attached hereto as Exhibit C-2 (each, an “Installment Date Notice”).

(c)

If an Event of Default occurs during any applicable Company Conversion Measuring Period (defined below), then Holder may elect to either (i) return any Pre-Installment Conversion Shares delivered in connection with the applicable Installment Date with no reduction in the Outstanding Balance for such shares, or (ii) retain such Pre-Installment Conversion Shares and reduce the Outstanding Balance in connection therewith by an amount equal to the retained Pre-Installment Conversion Shares multiplied by the lower of (a) the Pre-Installment Conversion Price, and (b) the Post-Installment Conversion Price. “Company Conversion Measuring Period” means the period beginning on the applicable Pre-Installment Notice Due Date and ending on the applicable Installment Date.

(d)

If no Equity Conditions Failure existed as of the Pre-Installment Notice Due Date, but an Equity Conditions Failure exists as of the applicable Installment Date, and such is not waived as permitted herein, then, at the option of the Holder designated in writing to the Company, the Holder may require the Company to do any one or more of the following:

(i)

the Company must redeem all or any part designated by the Holder of the Company Conversion Amount for which shares have not yet been delivered to Holder (such designated amount is referred to as the “Designated Redemption Amount”). The Company must pay the Designated Redemption Amount to the Holder within three (3) Trading Days of such Installment Date, by wire transfer of immediately available funds (if the Company fails to pay the Designated Redemption Amount by the third (3rd) Trading Day following such written notice to the Company, then such failure to pay shall be an Event of Default under Section  hereof). In such event, the Outstanding Balance of the Note will be reduced by an amount equal to the retained Pre-Installment Conversion Shares multiplied by the lower of (a) the Pre-Installment Conversion Price, and (b) the Post-Installment Conversion Price; or

(ii)

the Company Conversion shall be null and void with respect to the Company Conversion Amount for which shares have not yet been delivered to Holder; the Outstanding Balance will be reduced by an amount equal to the retained Pre-Installment Conversion Shares multiplied by the lower of (a) the Pre-Installment Conversion Price, and (b) the Post-Installment Conversion Price; and the Holder shall be entitled to all the rights of a holder of this Note with respect to such remaining Company Conversion Amount, including without limitation, requiring such remaining Company Conversion to occur after one or more subsequent written notices (each a “Subsequent Notice”) are delivered by the Holder to the Company; provided, however, the Conversion Price for such remaining Company Conversion Amount shall thereafter be adjusted to equal the lesser of (Y) the Default Conversion Price as in effect on the date on which the Holder voided the Company Conversion and (Z) the Default Conversion Price that would be in effect on the date on which the Holder delivers the Subsequent Notice to the Company electing to proceed with all or a portion of the remaining Company Conversion Amount (such date to be treated as if it were an Installment Date for the designated Company Conversion Amount).

(e)

Notwithstanding anything to the contrary in this Section , but subject to Section , until the Company delivers Common Stock representing the Company Conversion Amount to the Holder pursuant to the terms of this Section , the Company Conversion Amount may be converted by the Holder into Common Stock pursuant to Section . In the event that the Holder elects to convert the Company Conversion Amount prior to the applicable Installment Date as set forth in the immediately preceding sentence, the Company Conversion Amount so converted shall be deducted from the Installment Amount(s) relating to the applicable Installment Date(s) as set forth in the applicable Conversion Notice.

(f)

All Common Stock to be delivered to the Holder under this Section  shall be transferred via the DWAC system.  Failure to do so shall constitute an Event of Default under Section  hereof.

8.3.

Mechanics of Company Redemption. If the Company elects, or is required to elect, a Company Redemption, in whole or in part, in accordance with Section  or Section , then the Company Redemption Amount, if any, which is to be paid to the Holder on the applicable Installment Date shall be redeemed by the Company on such Installment Date in an amount of cash, and the Company shall pay to the Holder on such Installment Date, by wire transfer of immediately available funds an amount, equal to the applicable Company Redemption Amount. If the Company fails to pay the applicable Company Redemption Amount on the applicable Installment Date, then, at the option of the Holder designated in writing to the Company (any such designation shall be a “Conversion Notice” for purposes of this Note), the Holder may require the Company to convert all or any part of the Company Redemption Amount at the Default Conversion Price (determined as of the date of such designation as if such date were an Installment Date). Conversions required by this Section  shall be made in accordance with the provisions of Section . Notwithstanding anything to the contrary in this Section , but subject to Section  and the Holder’s right to require the Company to convert all or any part of the Company Redemption Amount at the Default Conversion Price as set forth above, until the Company Redemption Amount (together with any Late Charges thereon) is paid in full, the Company Redemption Amount (together with any Late Charges thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section . In the event the Holder elects to convert all or any portion of the Company Redemption Amount prior to the applicable Installment Date as set forth in the immediately preceding sentence, the Company Redemption Amount so converted shall be deducted from the Installment Amounts relating to the applicable Installment Date(s) as set forth in the applicable Conversion Notice.

8.4.

DWAC Eligibility. If, when the Company delivers a Pre-Installment Notice and elects, or is deemed to have delivered a Pre-Installment Notice and deemed to have elected, in whole or in part, a Company Conversion in accordance with Section , and the DWAC Eligible Conditions are not then satisfied but Holder waives the corresponding Equity Conditions Failure pursuant to Section , then, in accordance with Section , although such status will constitute an Event of Default hereunder, shares required to be issued to the Holder under this Section  shall be issued (without limiting any of Holder’s rights with respect to the Event of Default) as follows:

(a)

No later than three (3) Trading Days after delivery or deemed delivery (as applicable) of the applicable Pre-Installment Notice setting forth a Company Conversion Amount, the Company shall deliver to the Holder or its broker, via reputable overnight courier, the Pre-Installment Certificated Shares by original share certificate, registered in the name of the Holder or its designee; provided, however, that so long as shares are not provided electronically to the Holder under Section , the Pre-Installment Certificated Shares shall equal two (2) times the number of Pre-Installment Conversion Shares that would otherwise be transferred electronically to the Holder.

(b)

The Company agrees to use its best efforts to cause such shares to become Free Trading (the first date such occurs, the “Free Trading Date”). The Holder will notify the Company of the Free Trading Date via email within two (2) Trading Days after the occurrence of the Free Trading Date.

(c)

Provided that there is no Equity Conditions Failure as of the date that is twenty-three (23) Trading Days after the applicable Free Trading Date (the “Certificated Shares Installment Date”) (or such failure is waived as permitted herein) and a Company Conversion is not otherwise prohibited under any other provision of this Note, no later than three (3) Trading Days after the applicable Certificated Shares Installment Date, the Company shall deliver to the Holder or its broker via reputable overnight courier the Post-Installment Certificated Shares, less the Pre-Installment Certificated Shares previously delivered to the Holder, by original share certificate, registered in the name of the Holder or its designee. So long as no Payment Default has occurred, if the Pre-Installment Certificated Shares for the applicable Certificated Shares Installment Date exceed the Post-Installment Certificated Shares, then the excess will be applied towards the next Conversion Shares to be issued by the Company (unless the Outstanding Balance has been reduced to zero, in which case Holder will return such excess shares to the Company). If a Payment Default has occurred and the Pre-Installment Certificated Shares for the applicable Certificated Shares Installment Date exceed the Post-Installment Certificated Shares, then Holder shall not be required to return to the Company any of the excess shares or apply such excess shares to any future issuance or conversion of shares hereunder.

8.5.

Deemed Issuance. If Company (or its Transfer Agent) fails to deliver shares as required by any portion of this Section , in addition to such failure to act being considered an Event of Default hereunder, for purposes of Section , the Company shall also be deemed to have issued the Pre-Installment Conversion Shares, Post-Installment Conversion Shares, Pre-Installment Certificated Shares, or Post-Installment Certificated Shares, as applicable, to Holder on the latest possible permitted date pursuant to the terms set forth in this Section , with Holder entitled to all the rights and privileges associated with such deemed issued shares (the “Deemed Installment Issuance”).

8.6.

Waiver of Equity Conditions Failure. Notwithstanding anything in this Note to the Contrary, the Holder may waive in writing any Equity Conditions Failure, except for the Non-Waivable Equity Conditions (defined below).  For purposes of this Section , “Non-Waivable Equity Conditions” refers to (A) the Equity Condition set forth in Section (iv) (indicating that Holder may not own more than the Maximum Percentage set forth in Section  of this Note), and (B) the Equity Condition set forth in Section (v) (Common Stock may be issued without violating the rules of the Eligible Market). Any such waiver shall only be made for the purposes of permitting a Company Conversion to occur under this Section  and shall not be deemed a waiver of the underlying default or a continuing waiver of a future Equity Conditions Failure. Any such waiver shall not excuse the Company from the performance of any of its current or future obligations under this Note.

8.7.

Preparation of Installment Notices. Because of the complexity of the calculations contemplated under this Note, the Holder may, at its discretion, prepare the Pre-Installment Notice and/or the Installment Date Notice for the benefit of the Company, including the calculation of Pre-Installment Conversion Shares, Post-Installment Conversion Shares, Pre-Installment Certificated Shares, Post-Installment Certificated Shares; provided, however, that no error or mistake in the preparation of such notices or information may be deemed a waiver of the Holder’s right to enforce the terms of this Note, even if such error or mistake arises from the Holder’s own calculation. The Holder may propose any combination of a Company Conversion and a Company Redemption on the Pre-Installment Notice prepared by the Holder. If the Company does not modify or prepare a replacement Pre-Installment Notice prior to the Pre-Installment Notice Due Date, then the Company shall be deemed to have ratified and confirmed such notice prepared by the Holder. Nothing in this Section shall be deemed an obligation of the Holder to prepare any such notices or information, or a waiver of any of its rights and remedies under this Note.

8.8.

Transfer Fees. The Company shall pay any and all transfer, stamp, issuance and similar taxes that may be payable with respect to the issuance and delivery of Pre-Installment Conversion Shares, Post-Installment Conversion Shares, Pre-Installment Certificated Shares, and Post-Installment Certificated Shares.

9.

NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation (as defined in the Agreement), bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon conversion of this Note above the Conversion Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of this Note, and (iii) shall, so long as this Note is outstanding, take all action necessary to maintain the Share Reserve.

10.

HOLDER’S REDEMPTIONS. If the Holder has submitted to Company an Event of Default Redemption Notice in accordance with Section , then the Company shall pay to Holder in cash within ten (10) Trading Days after the Company’s receipt of such Event of Default Redemption Notice an amount equal to the Default Redemption Amount multiplied by the Redemption Premium (the “Event of Default Redemption Price”); provided, however, that the Redemption Premium may only be applied in computing the Event of Default Redemption Price with respect to two Events of Default under this Note, and not to any additional Events of Default. If the Holder has submitted to Company a Fundamental Transaction Redemption Notice in accordance with Section , then the Company shall pay to Holder in cash an amount equal to the Fundamental Transaction Redemption Amount multiplied by the Redemption Premium (the “Fundamental Transaction Redemption Price”) on the earlier of (i) the closing of such Fundamental Transaction, and (ii) ten (10) Trading Days after the Company’s receipt of such notice. Notwithstanding anything in this Note to the contrary, the failure of the Company to pay the Redemption Price under this Section  shall not be considered a separate Event of Default hereunder. At any time prior to the payment of the applicable Redemption Price by the Company, the Holder shall have the option, in lieu of redemption, to cancel the Event of Default Redemption Notice or the Fundamental Transaction Redemption Notice, as applicable, by written notice to the Company (the “Redemption Cancellation Notice”). Upon the Company’s receipt of a Redemption Cancellation Notice, (w) the Outstanding Balance of this Note as of the date of the Redemption Notice shall be increased by an amount equal to (1) the applicable Event of Default Redemption Price, or Fundamental Transaction Redemption Price (as the case may be), minus (2) the principal portion of the Outstanding Balance submitted for redemption; (x) this Note shall thereafter be due and payable upon demand, with payment of the Outstanding Balance being due ten (10) Trading Days after written demand therefor from the Holder; (y) for each conversion thereafter under Section  of this Note, the Conversion Price of this Note shall be automatically adjusted with respect to each conversion under this Note effected thereafter by the Holder to the lowest of (A) 72.5% of the lowest Closing Bid Price of the Common Stock during the period beginning on and including the date on which the applicable Redemption Notice is delivered to the Company and ending on and including the date of the Redemption Cancellation Notice, (B) the Market Price as of the date of the Redemption Cancellation Notice, (C) the then current Market Price, and (D) the then current Conversion Price; and (z) for each conversion thereafter under Section  of this Note, twenty-three (23) Trading Days following Company’s delivery to the Holder of Conversion Shares (the “True-Up Date”), there shall be a true-up where the number of Conversion Shares delivered shall be multiplied by the Market Price as of the True-Up Date and if the product thereof is less than the Conversion Amount applicable to such conversion, the difference shall be added to the Outstanding Balance of this Note as of the True-Up Date. The Holder’s delivery of a Redemption Cancellation Notice and exercise of its rights following such notice shall not affect the Company’s obligations to make any payments of Late Charges which have accrued prior to the date of such Redemption Cancellation Notice and shall not be deemed a waiver of any Event of Default identified in the applicable Event of Default Redemption Notice.

11.

VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Note, except as required by law and as expressly provided in this Note.

12.

AMENDING THE TERMS OF THIS NOTE. The prior written consent of the Holder shall be required for any change or amendment to this Note.

13.

TRANSFER. This Note and any shares of Common Stock issued upon conversion of this Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company.

14.

REISSUANCE OF THIS NOTE.

14.1.

Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section ), registered as the Holder may request, representing the Outstanding Balance being transferred by the Holder and, if less than the entire Outstanding Balance is being transferred, a new Note (in accordance with Section ) to the Holder representing the Outstanding Balance not being transferred.

14.2.

Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section ) representing the Outstanding Balance.

14.3.

Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder by delivery to the principal office of the Company, for a new Note or Notes (in accordance with Section  and in principal amounts of at least $1,000) representing in the aggregate the Outstanding Balance of this Note, and each such new Note will represent such portion of such Outstanding Balance as is designated by the Holder at the time of such surrender.

14.4.

Issuance of New Notes. Subject to Section , whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Outstanding Balance (or in the case of a new Note being issued pursuant to Section  or Section , the portion of the Outstanding Balance designated by the Holder which, when added to the outstanding balance represented by the other new Notes issued in connection with such issuance, does not exceed the Outstanding Balance under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest and Late Charges and other increases to the Outstanding Balance as permitted hereunder from the Issuance Date.

15.

REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies, including without limitation the Redemption Premium, Prepayment Premium, and all other charges, fees, and collection costs provided for in this Note, shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note (including, without limitation, compliance with Section ).

16.

PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement prior to commencing legal proceedings, or is collected or enforced through any legal proceeding, or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note; or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note; then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements. The Company expressly acknowledges and agrees that no amounts due under this Note shall be affected, or limited, by the fact that the Purchase Price paid for this Note was less than the Original Principal Amount.

17.

CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note. Terms used in this Note but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Issuance Date in such other Transaction Documents unless otherwise consented to in writing by the Holder.

18.

FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

19.

DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Conversion Price, Default Conversion Price, Pre-Installment Conversion Price, Conversion Rate, the Closing Bid Price, the Closing Sale Price, VWAP or fair market value (as the case may be) or the arithmetic calculation of Conversion Shares or the applicable Redemption Price (as the case may be), the Company or the Holder (as the case may be) shall submit the disputed determinations or arithmetic calculations (as the case may be) via facsimile (i) within two (2) Trading Days after receipt of the applicable notice giving rise to such dispute to the Company or the Holder (as the case may be) or (ii) if no notice gave rise to such dispute, at any time after the Holder learned of the circumstances giving rise to such dispute (including, without limitation, as to whether any issuance or sale or deemed issuance or sale was an issuance or sale or deemed issuance or sale of Excluded Securities). If the Holder and the Company are unable to agree upon such determination or calculation within two (2) Trading Days of such disputed determination or arithmetic calculation (as the case may be) being submitted to the Company or the Holder (as the case may be), then the Company shall, within two (2) Trading Days, submit via facsimile (a) the disputed determination of the Conversion Price, Default Conversion Price, Pre-Installment Conversion Price, Conversion Rate, the Closing Bid Price, the Closing Sale Price, VWAP or fair market value (as the case may be) to an independent, reputable investment bank selected by the Holder or (b) the disputed arithmetic calculation of the Conversion Shares or any Redemption Price (as the case may be) to the Company’s independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant (as the case may be) to perform the determinations or calculations (as the case may be) and notify the Company and the Holder of the results no later than ten (10) Trading Days from the time it receives such disputed determinations or calculations (as the case may be). Such investment bank’s or accountant’s determination or calculation with respect to the disputes set forth in this Section  (as the case may be) shall be binding upon all parties absent demonstrable error.

20.

NOTICES; PAYMENTS.

20.1.

Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with the subsection of the Agreement titled “Notices.”  The Company shall provide the Holder with prompt written notice as may be required hereunder, including without limitation the following actions (such notice to include in reasonable detail a description of such action and the reason therefore): (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) Trading Days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grant, issuances, or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to all holders of shares of Common Stock, or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

20.2.

Currency. All dollar amounts referred to in this Note are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Note shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Note, the U.S. Dollar exchange rate as published in The Wall Street Journal on the relevant date of calculation (it being understood and agreed that where an amount is calculated with reference to, or over, a period of time, the date of calculation shall be the final date of such period of time).

20.3.

Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, unless otherwise expressly set forth herein, such payment shall be made in lawful money of the United States of America by wire transfer of immediately available funds pursuant to wire transfer instructions delivered to Company by Holder from time to time. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Trading Day, the same shall instead be due on the next succeeding day which is a Trading Day. Any amount due under the Transaction Documents which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of twenty-two percent (22%) per annum from the date such amount was due until the same is paid in full (“Late Charge”).

21.

CANCELLATION. After repayment or conversion of the entire Outstanding Balance, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

22.

WAIVER OF NOTICE. To the extent permitted by law, the Company hereby irrevocably waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Agreement.

23.

GOVERNING LAW. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Utah or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Utah. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Salt Lake City for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company or any of its Subsidiaries in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

24.

SEVERABILITY. If any provision of this Note is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Note so long as this Note as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with one or more valid provisions, the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

25.

FEES AND CHARGES. The parties acknowledge and agree that upon Company’s failure to comply with the provisions of this Note, the Holder’s damages would be uncertain and difficult (if not impossible) to accurately estimate because of the parties’ inability to predict future interest rates, the Holder’s increased risk, and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder, among other reasons. Accordingly, any fees, charges, and interest due under this Note, including without limitation the Prepayment Premium and the Redemption Premium, are intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not a penalty, and shall not be deemed in any way to limit any other right or remedy Holder may have hereunder, at law or in equity.

26.

UNCONDITIONAL OBLIGATION. Subject to the terms of the Agreement, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency or where contemplated herein in shares of its Common Stock, as applicable, as herein prescribed.  This Note is the direct obligation of the Company and not subject to offsets, counterclaims, defenses, credits or deductions.

27.

CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

27.1.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

27.2.

“Agreement” means that certain Securities Purchase Agreement, dated as of July 16, 2013, as may be amended from time to time, by and between the Company and the Holder, pursuant to which the Company issued this Note.

27.3.

“Approved Stock Plan” means any stock option or stock issuance plan which has been approved by the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, attorney, officer or director for services provided to the Company.

27.4.

“Black Scholes Consideration Value” means the value of the applicable Option or Convertible Security (as the case may be) as of the date of issuance thereof calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the public announcement of the execution of definitive documents with respect to the issuance of such Option or Convertible Security (as the case may be), (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of such Option or Convertible Security (as the case may be) as of the date of issuance of such Option or Convertible Security (as the case may be), and (iii) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the date of issuance of such Option or Convertible Security (as the case may be).

27.5.

“Bloomberg” means Bloomberg, L.P.

27.6.

“Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in “OTC Pink” by Pink OTC Markets Inc. (formerly Pink Sheets LLC), and any successor thereto. If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price (as the case may be) of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section . All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

27.7.

“Common Stock” means (i) the Company’s shares of common stock, $0.01 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

27.8.

“Contingent Obligation” means as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

27.9.

“Conversion Shares” means shares of Common Stock issuable by the Company upon any conversion of this Note, including without limitation, Section 3 Conversion Shares, Pre-Installment Conversion Shares, Post-Installment Conversion Shares, Pre-Installment Certificated Shares, and Post-Installment Certificated Shares.

27.10.

“Convertible Securities” means any stock, preferred stock, stock appreciation rights, phantom stock, equity related rights, equity linked rights, or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

27.11.

“Current Subsidiary” means any Person in which the Company on the Issuance Date, directly or indirectly, (i) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and all of the foregoing, collectively, “Current Subsidiaries.”

27.12.

“Deemed Issuance” means (i) a Deemed Conversion Issuance as defined in Section  hereof, (ii) a Deemed Warrant Issuance as defined in Section  hereof, and (iii) a Deemed Installment Issuance as defined in Section  hereof.

27.13.

“Default Conversion Price” means, with respect to a particular date of determination, the lower of (i) the Conversion Price then in effect and (ii) the Market Price as of the specified Pre-Installment Notice Due Date or the Installment Date, as applicable. All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during any applicable Measuring Period.

27.14.

“DTC” means the Depository Trust Company.

27.15.

“DTC/FAST Program” means the DTC’s Fast Automated Securities Transfer Program.

27.16.

“DWAC” means Deposit Withdrawal at Custodian as defined by the DTC.

27.17.

“DWAC Eligible Conditions” means that (i) the Common Stock is eligible at DTC for full services pursuant to DTC’s Operational Arrangements, including without limitation transfer through DTC’s DWAC system, (ii) the Company has been approved (without revocation) by the DTC’s underwriting department, (iii) the Transfer Agent is approved as an agent in the DTC/FAST Program, (iv) the Conversion Shares are otherwise eligible for delivery via DWAC; and (v) the Transfer Agent does not have a policy prohibiting or limiting delivery of the Conversion Shares via DWAC.

27.18.

“Eligible Market” means The New York Stock Exchange, NYSE Amex, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the OTC Bulletin Board, the OTCQX or the OTCQB, or the Principal Market. In no event shall quotations provided in OTC Pink by Pink OTC Markets Inc., or its successor, be considered an Eligible Market.

27.19.

“Equity Conditions” means: (i) with respect to the applicable date of determination all of the Conversion Shares are freely tradable under Rule 144 or without the need for registration under any applicable federal or state securities laws (in each case, disregarding any limitation on conversion of this Note); (ii) on each day during the period beginning one month prior to the applicable date of determination and ending on and including the applicable date of determination (the “Equity Conditions Measuring Period”), the Common Stock is listed or designated for quotation (as applicable) on an Eligible Market and shall not have been suspended from trading on an Eligible Market (other than suspensions of not more than two (2) Trading Days and occurring prior to the applicable date of determination due to business announcements by the Company); (iii) on each day during the Equity Conditions Measuring Period, the Company shall have delivered all shares of Common Stock issuable upon conversion of this Note on a timely basis as set forth in Section  hereof and all other shares of capital stock required to be delivered by the Company on a timely basis as set forth in the other Transaction Documents; (iv) any shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section  hereof (the Holder acknowledges that the Company shall be entitled to assume that this condition has been met for all purposes hereunder absent written notice from the Holder); (v) any shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating the rules or regulations of the Eligible Market on which the Common Stock is then listed or designated for quotation (as applicable); (vi) on each day during the Equity Conditions Measuring Period, no public announcement of a pending, proposed or intended Fundamental Transaction shall have occurred which has not been abandoned, terminated or consummated; (vii) the Company shall have no knowledge of any fact that would reasonably be expected to cause any of the Conversion Shares to not be freely tradable without the need for registration under any applicable state securities laws (in each case, disregarding any limitation on conversion of this Note); (viii) on each day during the Equity Conditions Measuring Period, the Company otherwise shall have been in material compliance with each, and shall not have breached any, term, provision, covenant, representation or warranty of any Transaction Document; (ix) without limiting clause (viii) above, on each day during the Equity Conditions Measuring Period, there shall not have occurred an Event of Default or an event that with the passage of time or giving of notice would constitute an Event of Default; (x) all DWAC Eligible Conditions shall be satisfied as of each applicable Pre-Installment Notice Due Date and Installment Date; (xi) on each Pre-Installment Notice Due Date and each Installment Date, the average and median daily dollar volume of the Common Stock on its Principal Market for the previous twenty (20) Trading Days shall be greater than $5,000.00; and (xii) the ten (10) day average VWAP of the Common Stock is greater than $0.05.

27.20.

“Equity Conditions Failure” means, with respect to a particular date of determination, that on any day during the period commencing twenty-three (23) Trading Days immediately prior to such date of determination and ending on such date of determination, the Equity Conditions have not been satisfied (or waived in writing by the Holder). If an Equity Conditions Failure is the result of an Event of Default, then the Equity Conditions Failure shall be deemed permanent and may not be cured by the Company.

27.21.

“Excluded Securities” means any shares of Common Stock, options, or convertible securities issued or issuable (i) in connection with any Approved Stock Plan; provided that the option term, exercise price or similar provisions of any issuances pursuant to such Approved Stock Plan are not amended, modified or changed on or after the Issuance Date without proper approval of the Company’s board of directors and, if applicable, its stockholders; and (ii) in connection with mergers, acquisitions, strategic licensing arrangements, strategic business partnerships or joint ventures, in each case with non-affiliated third parties and otherwise on an arm’s-length basis, the purpose of which is not to raise additional capital; provided, that such third parties are not granted any registration rights.  Notwithstanding the foregoing, any Common Stock issued or issuable to raise capital for the Company or its Subsidiaries, directly or indirectly, in connection with any transaction contemplated by clause (ii) above, including, without limitation, securities issued in one or more related transactions or that result in similar economic consequences, shall not be deemed to be Excluded Securities.

27.22.

“Free Trading” means that (i) the certificate representing the applicable shares of Common Stock has been cleared and approved for public resale by the compliance departments of Holder’s brokerage firm and the clearing firm servicing such brokerage, and (ii) such shares are held in the name of the clearing firm servicing Holder’s brokerage firm and have been deposited into such clearing firm’s account for the benefit of Holder.

27.23.

“Fundamental Transaction” means that (i) (1) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, consolidate or merge with or into (whether or not the Company or any of its Subsidiaries is the surviving corporation) any other Person, or (2) the Company or any of its Significant Subsidiaries shall, directly or indirectly, in one or more related transactions, sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other Person, or (3) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, allow any other Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other Person whereby such other Person acquires more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (5) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, reorganize, recapitalize or reclassify the Common Stock, other than an increase in the number of authorized shares of the Company’s Common Stock, or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Voting Stock of the Company.

27.24.

“GAAP” means United States generally accepted accounting principles, consistently applied.

27.25.

“Indebtedness” of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including, without limitation, “capital leases” in accordance with GAAP (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (viii) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above.

27.26.

“Installment Amount” means the greater of (i) $22,500 ($112,500.00 ÷ 5), plus the sum of any accrued and unpaid Interest as of the applicable Installment Date and accrued, and unpaid Late Charges, if any, under this Note as of the applicable Installment Date, and any other amounts accruing or owing to Holder under this Note as of such Installment Date, and (ii) the then Outstanding Balance divided by the number of Installment Dates remaining prior to the Maturity Date. In the event the Holder shall sell or otherwise transfer any portion of this Note, the transferee shall be allocated a pro rata portion (based on the portion of this Note transferred compared with the Outstanding Balance of this Note as of the transfer date) of each unpaid Installment Amount hereunder. Notwithstanding any other provision contained herein, if any Installment Amount is greater than the then Outstanding Balance of this Note, such Installment Amount shall be reduced to equal such then Outstanding Balance.

27.27.

“Installment Date” means the Initial Installment Date and the same day on each of the calendar months following the Initial Installment Date, regardless of the occurrence of any Event of Default (or the issuance of any Redemption Cancellation Notice), until the Outstanding Balance is reduced to zero. If the Outstanding Balance is not paid or converted in full on the Maturity Date, then in addition to any remedies available under the Transaction Documents, the Installment Dates will continue on the same day of each calendar month until the Outstanding Balance is paid or converted in full (thus requiring the Company to continue to provide Pre-Installment Notices to the Holder pursuant to Section  hereof). If the Initial Installment Date is on the 29th, 30th, or 31st of a calendar month, then Installment Dates for shorter subsequent calendar months shall be deemed to be on the last day of such applicable calendar month.

27.28.

“Market Price” means 72.5% of the arithmetic average of the five (5) lowest VWAPs of the shares of Common Stock during the twenty (20) consecutive Trading Day period immediately preceding the date of such determination (the “Measuring Period”); provided, however, that if the arithmetic average of the five (5) lowest VWAPs of the shares of Common Stock during any twenty (20) consecutive Trading Day Period is less than $0.05, then “72.5%” above shall thereafter be permanently replaced with “62.5%” in this definition of Market Price. All such determinations are to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during such Measuring Period.

27.29.

“Maturity Date” shall mean the date that is ten (10) months after the Issuance Date.

27.30.

“New Subsidiary” means, as of any date of determination, any Person in which the Company after the Issuance Date, directly or indirectly, (i) owns or acquires any of the outstanding capital stock or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and all of the foregoing, collectively, “New Subsidiaries.”

27.31.

“Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

27.32.

“Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

27.33.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

27.34.

“Post-Installment Certificated Shares” means a number of shares of Common Stock equal to one (1) times the greater of (i) the Post-Installment Conversion Shares calculated using the applicable Installment Date, and (ii) the Post-Installment Conversion Shares calculated using the Certificated Shares Installment Date (as if such date were the designated Installment Date).

27.35.

“Post-Installment Conversion Price” means, with respect to a particular date of determination, the lower of (i) the Conversion Price then in effect and (ii) the Market Price for the applicable Installment Date. All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during any applicable Measuring Period.

27.36.

“Post-Installment Conversion Shares” means that number of shares of Common Stock that would be required to be delivered pursuant to Section  on an applicable Installment Date without taking into account the delivery of any Pre-Installment Conversion Shares. The Post-Installment Conversion Shares are equal to the quotient of (i) the Company Conversion Amount divided by (ii) the Post-Installment Conversion Price as of the applicable Installment Date.

27.37.

“Pre-Installment Certificated Shares” means the number of shares of Common Stock to be delivered pursuant to Section .  The Pre-Installment Certificated Shares are equal to two (2) times the number of Pre-Installment Conversion Shares that would otherwise be required to be delivered to the Holder pursuant to Section  under the applicable Pre-Installment Notice.

27.38.

“Pre-Installment Conversion Price” means, with respect to a particular date of determination, the lower of (i) the Conversion Price then in effect and (ii) the Market Price for the applicable Pre-Installment Notice Due Date. All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during any applicable Measuring Period.

27.39.

“Pre-Installment Conversion Shares” means the number of shares of Common Stock to be delivered pursuant to Section . The Pre-Installment Conversion Shares are equal to the quotient of (i) the Company Conversion Amount divided by (ii) the Pre-Installment Conversion Price as of the applicable Pre-Installment Notice Due Date.

27.40.

“Principal Market” means the OTCQX or the OTCQB.

27.41.

“Redemption Notices” means, collectively, Event of Default Redemption Notices and Fundamental Transaction Redemption Notices, and each of the foregoing, individually, a “Redemption Notice.”

27.42.

“Redemption Premium” means 125%.

27.43.

“Redemption Price” means either the Event of Default Redemption Price or the Fundamental Transaction Redemption Price, as the context requires or permits.

27.44.

“SEC” means the United States Securities and Exchange Commission or the successor thereto.

27.45.

“Significant Subsidiaries” means, as of any date of determination, collectively, all Subsidiaries that would constitute a “significant subsidiary” under Rule 1-02 of Regulation S-X promulgated by the SEC, and each of the foregoing, individually, a “Significant Subsidiary.”

27.46.

“Subsidiaries” means, as of any date of determination, collectively, all Current Subsidiaries and all New Subsidiaries, and each of the foregoing, individually, a “Subsidiary.”

27.47.

“Successor Entity” means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, Successor Entity shall mean such Person's Parent Entity.

27.48.

“Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder.

27.49.

“Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers, trustees or other similar governing body of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

27.50.

“VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded) during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in “OTC Pink” by Pink OTC Markets Inc. (formerly Pink Sheets LLC), and any successor thereto. If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section . All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

28.

DISCLOSURE. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall within one (1) Trading Day after any such receipt or delivery, publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, non-public information relating to the Company or its Subsidiaries.

29.

TIME OF THE ESSENCE.  Time is expressly made of the essence of each and every provision of this Note.

30.

MAXIMUM PAYMENTS. Nothing contained in this Note shall, or shall be deemed to, establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges under this Note exceeds the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set forth above.

THE COMPANY:

COMPETITIVE TECHNOLOGIES, INC.

By:  /s/ Johnnie Johnson

       Johnnie Johnson, Chief Financial Officer

ACKNOWLEDGED, ACCEPTED AND AGREED:

TONAQUINT, INC.

By:  John M. Fife

       John M. Fife, President

[Signature page to Convertible Promissory Note]

v130429

EXHIBIT A

TONAQUINT, INC.

303 East Wacker Drive, Suite 1200

Chicago, Illinois 60601

Competitive Technologies, Inc.

Date:

Attn: _________________

1375 Kings Highway East, Suite 400

Fairfield, Connecticut 06824

CONVERSION NOTICE

The above-captioned Holder hereby gives notice to Competitive Technologies, Inc., a Delaware corporation (the “Company”), pursuant to that certain Convertible Promissory Note made by the Company in favor of the Holder on July 16, 2013 (the “Note”), that the Holder elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of Common Stock of the Company as of the date of conversion specified below.  Said conversion shall be based on the Conversion Price set forth below.  In the event of a conflict between this Conversion Notice and the Note, the Note shall govern, or, in the alternative, at the election of the Holder in its sole discretion, the Holder may provide a new form of Conversion Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

A.

Date of conversion:

____________

B.

Conversion #:

 ____________

C.

Conversion Amount:

 ____________

D.

Conversion Price:  _______________

E.

Section 3 Conversion Shares:  _______________ (C divided by D)

F.

Remaining Outstanding Balance of Note:  ____________*

* Subject to adjustments for corrections and defaults, and other adjustments permitted by the Transaction Documents (as defined in the Agreement).

$_________________ of the Conversion Amount converted hereunder shall be deducted from the Installment Amount(s) relating to the following Installment Date(s): __________________________________________.

Please transfer the Section 3 Conversion Shares electronically (via DWAC) to the following account:

Broker:

Address:

DTC#:

Account #:

Account Name:

To the extent the Section 3 Conversion Shares are not able to be delivered to the Holder electronically via the DWAC system, please deliver all certificated shares to the Holder via reputable overnight courier after receipt of this Conversion Notice (by facsimile transmission or otherwise) at the following address:

_____________________________________

_____________________________________

_____________________________________

If certificated Section 3 Conversion Shares are delivered to the address immediately above, please also:

____

deliver to such party at such address additional certificated shares of Common Stock equal to five     percent (5%) of the number of Section 3 Conversion Shares otherwise required to be         delivered hereunder, pursuant to Section  of the Note; or

____

hold in reserve as Ownership Limitation Shares such number of additional shares of Common Stock equal to five percent (5%) of the number of Section 3 Conversion Shares   otherwise required to be delivered hereunder, pursuant to Section 3.3(a) of the Note.

Sincerely,

Holder:

TONAQUINT, INC.

By: _________________________

       John M. Fife, President

EXHIBIT B
ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs _______________ to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Instructions to Transfer Agent dated July 16, 2013 from the Company and acknowledged and agreed to by ___________________.

COMPETITIVE TECHNOLOGIES, INC.
By: ________________________
Name: ______________________
Title: _______________________

EXHIBIT C-1

Competitive Technologies, Inc.

1375 Kings Highway East, Suite 400

Fairfield, Connecticut 06824

Tonaquint, Inc.

Date:

Attn: John Fife

303 E. Wacker Dr., Suite 1200

Chicago, IL 60657

PRE-INSTALLMENT NOTICE

The above-captioned Company hereby gives notice to Tonaquint, Inc., a Utah corporation (the “Holder”), pursuant to that certain Convertible Promissory Note made by the Company in favor of the Holder on July 16, 2013 (the “Note”), of certain Company elections and certifications related to payment of the Installment Amount of $_________________ due on ___________, 201_ (the “Installment Date”). In the event of a conflict between this Pre-Installment Notice and the Note, the Note shall govern, or, in the alternative, at the election of the Holder in its sole discretion, the Holder may provide a new form of Pre-Installment Notice to conform to the Note.  Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

PRE-INSTALLMENT ELECTIONS AND CERTIFICATIONS

AS OF THE PRE-INSTALLMENT NOTICE DUE DATE

A.

COMPANY ELECTIONS

The Company elects to pay the Installment Amount as follows (check one):

______(i)

Redeeming the Installment Amount in cash in accordance with Section 8 of the Note (“Company Redemption”) (if selected, no other sections of this Notice need to be completed)

______(ii)

Converting the Installment Amount in accordance with Section 8 of the Note (“Company Conversion”) (if selected, complete Section B(1) and Section (C) of this Notice)

______(iii)

Combination of Company Redemption and Company Conversion (if selected, complete Section B(2) and Section (C) of this Notice)

B.

COMPANY CONVERSION (if applicable)

1.

Company Conversion:

A.

Pre-Installment Notice Due Date: ____________, 201_

B.

Company Conversion Amount:

 _____________

C.

Pre-Installment Conversion Price:  _______________ (lower of (i) Conversion Price in effect and (ii) Market Price as of Pre-Installment Notice Due Date)

D.

Pre-Installment Conversion Shares:  _______________ (B divided by C)

E.

Excess shares to be applied from previous installment (if any): _____________

F.

Installment shares to be delivered: ________________ (D minus E)

G.

Remaining Outstanding Balance of Note:  ____________ *

2.

Combination of Company Redemption and Company Conversion (if elected above):

A.

Pre-Installment Notice Due Date: ____________, 201_

B.

Installment Amount:

 ____________

C.

Company Redemption Amount: _____________

D.

Company Conversion Amount: _____________ (B minus C)

E.

Pre-Installment Conversion Price:  _______________ (lower of (i) Conversion Price in effect and (ii) Market Price as of Pre-Installment Notice Due Date)

F.

Pre-Installment Conversion Shares:  _______________ (D divided by E)

G.

Excess shares to be applied from previous installment (if any): _____________

H.

Installment shares to be delivered: ________________ (F minus G)

I.

Remaining Outstanding Balance of Note:  ____________ *

* Subject to adjustments for corrections and defaults, and other adjustments permitted by the Transaction Documents (as defined in the Agreement).

A.

EQUITY CONDITIONS CERTIFICATION (if applicable)

1.

Market Capitalization of the Common Stock:________________

(Check One)

2.

_________The Company herby certifies that no Equity Conditions Failure exists as of the Pre-Installment Notice Due Date.

3.

_________The Company hereby gives notice that an Equity Conditions Failure has occurred and requests a waiver from the Holder with respect thereto.  The Equity Conditions Failure is as follows:

____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Sincerely,

Company:  Competitive Technologies, Inc.

By: ___________________________________

Name: ______________________________

Title: _______________________________

EXHIBIT C-2

Competitive Technologies, Inc.

1375 Kings Highway East, Suite 400

Fairfield, Connecticut 06824

Tonaquint, Inc.

Date:

Attn: John Fife

303 E. Wacker Dr., Suite 1200

Chicago, IL 60657

INSTALLMENT DATE NOTICE

The above-captioned Company hereby gives notice to Tonaquint, Inc., a Utah corporation (the “Holder”), pursuant to that certain Convertible Promissory Note made by the Company in favor of the Holder on July 16, 2013 (the “Note”), of Post-Installment Conversion Shares and Equity Conditions Certifications related to _____________, 201_ (the “Installment Date”). In the event of a conflict between this Installment Date Notice and the Note, the Note shall govern, or, in the alternative, at the election of the Holder in its sole discretion, the Holder may provide a new form of Installment Date Notice to conform to the Note.  Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

POST-INSTALLMENT CONVERSION SHARES AND CERTIFICATIONS

AS OF THE INSTALLMENT DATE

1.

POST-INSTALLMENT CONVERSION SHARES

A.

Pre-Installment Notice Due Date: ____________, 201_

B.

Company Conversion Amount:

 _____________

C.

Post-Installment Conversion Price:  _______________ (lower of (i) Conversion Price in effect and (ii) Market Price as of Installment Date)

D.

Post-Installment Conversion Shares:  _______________ (B divided by C)

E.

Pre-Installment Conversion Shares delivered: ________________

F.

Post-Installment Conversion Shares to be delivered: ________________ (only applicable if D minus E is greater than zero)

G.

Pre-Installment Conversion Shares to be applied to next installment or returned:_________________ (only applicable if D minus E is less than zero and no Payment Default has occurred)

H.

Pre-Installment Conversion Shares to be retained by the Holder because of a Payment Default: _________________ (only applicable if D minus E is less than zero and a Payment Default has occurred)

1.

EQUITY CONDITIONS CERTIFICATION

A.

Market Capitalization of the Common Stock:________________

(Check One)

B.

_________The Company herby certifies that no Equity Conditions Failure exists as of the applicable Installment Date.

C.

_________The Company hereby gives notice that an Equity Conditions Failure has occurred and requests a waiver from the Holder with respect thereto.  The Equity Conditions Failure is as follows:

____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Sincerely,

Company:  Competitive Technologies, Inc.

By: ___________________________________

Name: _____________________________

Title: ______________________________

ANNEX III

WARRANT

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO COMPETITIVE TECHNOLOGIES, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

COMPETITIVE TECHNOLOGIES, INC.

WARRANT TO PURCHASE SHARES OF COMMON STOCK

1.

Issuance. In consideration of good and valuable consideration as set forth in the Purchase Agreement (defined below), including without limitation the Purchase Price (as defined in the Purchase Agreement), the receipt and sufficiency of which are hereby acknowledged by COMPETITIVE TECHNOLOGIES, INC., a Delaware corporation (the “Company”); TONAQUINT, INC., a Utah corporation, its successors and/or registered assigns (the “Holder”), is hereby granted the right to purchase at any time on or after the Issue Date (as defined below) until the date which is the last calendar day of the month in which the fifth anniversary of the Issue Date occurs (the “Expiration Date”), a number of fully paid and nonassessable shares (the “Warrant Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), equal to $112,500 divided by the Market Price (defined in the Note, as of the Issue Date), as such number may be adjusted from time to time pursuant to the terms and conditions of this Warrant to Purchase Shares of Common Stock (this “Warrant”).  This Warrant is being issued pursuant to the terms of that certain Securities Purchase Agreement dated July 16, 2013, to which the Company and the Holder are parties (as the same may be amended from time to time, the “Purchase Agreement”).

Unless otherwise indicated herein, capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

This Warrant was originally issued to the Holder on July 16, 2013 (the “Issue Date”).

2.

Exercise of Warrant.

2.1.

General.

(a)

This Warrant is exercisable in whole or in part at any time and from time to time commencing on the Issue Date and ending on the Expiration Date. Such exercise shall be effectuated by submitting to the Company (either by delivery to the Company or by email or facsimile transmission) a completed and duly executed Notice of Exercise substantially in the form attached to this Warrant as Exhibit A (the “Notice of Exercise”). The date such Notice of Exercise is either faxed, emailed or delivered to the Company shall be the “Exercise Date,” provided that, if such exercise represents the full exercise of the outstanding balance of the Warrant, the Holder shall tender this Warrant to the Company within five (5) Trading Days thereafter, but only if the Warrant Shares to be delivered pursuant to the Notice of Exercise have been delivered to the Holder as of such date.  The Notice of Exercise shall be executed by the Holder and shall indicate (i) the number of Delivery Shares (as defined below) to be issued pursuant to such exercise, and (ii) if applicable (as provided below), whether the exercise is a cashless exercise.

For purposes of this Warrant, the term “Trading Day” means any day during which the principal market on which the Common Stock is traded (the “Principal Market”) shall be open for business.

(b)

Notwithstanding any other provision contained herein or in any other Transaction Document  to the contrary, at any time prior to the Expiration Date, the Holder may elect a “cashless” exercise of this Warrant for any Warrant Shares whereby the Holder shall be entitled to receive a number of shares of Common Stock equal to (i) the excess of the Current Market Value (as defined below) over the aggregate Exercise Price of the Exercise Shares (as defined below), divided by (ii) the Adjusted Price of the Common Stock (as defined below).

For the purposes of this Warrant, the following terms shall have the following meanings:

“Adjusted Price of the Common Stock” shall mean the lower of (i) the Conversion Price (as defined in the Note), as such Conversion Price may be adjusted from time to time pursuant to the terms of the Note (solely for the purpose of determining the then-current Conversion Price under this definition of “Adjusted Price of the Common Stock,” each cashless exercise of this Warrant shall be deemed a conversion under the Note), and (ii) the Market Price (as defined in the Note), without regard to whether the Note remains outstanding or has been fully repaid, cancelled or otherwise retired, on any relevant Exercise Date.

“Current Market Value” shall mean an amount equal to the Market Price of the Common Stock (as defined below), multiplied by the number of Exercise Shares specified in the applicable Notice of Exercise.

“Closing Price” shall mean the 4:00 P.M. last sale price of the Common Stock on the Principal Market on the relevant Trading Day(s), as reported by Bloomberg LP (or if that service is not then reporting the relevant information regarding the Common Stock, a comparable reporting service of national reputation selected by the Holder and reasonably acceptable to the Company) (“Bloomberg”) for the relevant date.

“Delivery Shares” means those shares of Common Stock issuable and deliverable upon the exercise of this Warrant.

“Exercise Price” shall mean $0.35 per share of Common Stock, as the same may be adjusted from time to time pursuant to the terms and conditions of this Warrant.

“Exercise Shares” shall mean those Warrant Shares subject to an exercise of the Warrant by the Holder.  By way of illustration only and without limiting the foregoing, if (i) the Warrant is initially exercisable for 4,180,000 Warrant Shares and the Holder has not previously exercised the Warrant, and (ii) the Holder were to make a cashless exercise with respect to 5,000 Warrant Shares pursuant to which 6,000 Delivery Shares would be issuable to the Holder, then (1) the Warrant shall be deemed to have been exercised with respect to 5,000 Exercise Shares, (2) the Warrant would remain exercisable for 4,175,000 Warrant Shares, and (3) the Warrant shall be deemed to have been exercised with respect to 6,000 Delivery Shares.

“Market Price of the Common Stock” shall mean the higher of: (i) the Closing Price of the Common Stock on the Issue Date; and (ii) the VWAP (as defined below) of the Common Stock for the Trading Day that is two (2) Trading Days prior to the Exercise Date.

“Note” shall mean that certain Convertible Promissory Note issued by the Company to the Holder pursuant to the Purchase Agreement, as the same may be amended from time to time, and including any promissory note(s) that replace or are exchanged for such referenced promissory note.

“Transaction Documents” or “Transaction Document” shall have the meaning set forth in the Purchase Agreement.

“VWAP” shall mean the volume-weighted average price of the Common Stock on the Principal Market for a particular Trading Day or set of Trading Days, as the case may be, as reported by Bloomberg.

(c)

If the Notice of Exercise form elects a “cash” exercise (or if the cashless exercise referred to in the immediately preceding subsection (b) is not available in accordance with the terms hereof), the Exercise Price per share of Common Stock for the Delivery Shares shall be payable, at the election of the Holder, in cash or by certified or official bank check or by wire transfer in accordance with instructions provided by the Company at the request of the Holder.

(d)

Upon the appropriate payment to the Company, if any, of the Exercise Price for the Delivery Shares, together with the surrender of this Warrant (if required), the Company shall promptly, but in no case later than the date that is three (3) Trading Days following the date the Exercise Price is paid to the Company (or with respect to a “cashless exercise,” the date that is three (3) Trading Days following the Exercise Date), deliver or cause the Company’s Transfer Agent to deliver the applicable Delivery Shares electronically via the Deposit/Withdrawal at Custodian (“DWAC”) system to the account designated by the Holder on the Notice of Exercise.  If for any reason the Company is not able to so deliver the Delivery Shares via the DWAC system, notwithstanding its best efforts to do so, such shall constitute a breach of this Warrant (and thus an Event of Default under the Note), and the Company shall instead, on or before the applicable date set forth above in this subsection, issue and deliver to the Holder or its broker (as designated in the Notice of Exercise), via reputable overnight courier, a certificate, registered in the name of the Holder or its designee, representing the applicable number of Delivery Shares. For the avoidance of doubt, the Company has not met its obligation to deliver Delivery Shares within the required timeframe set forth above unless Holder or its broker, as applicable, has actually received the Delivery Shares (whether electronically or in certificated form) no later than the close of business on the latest possible delivery date pursuant to the terms set forth above.

(e)

If Delivery Shares are delivered later than as required under subsection (d) immediately above, the Company agrees to pay, in addition to all other remedies available to the Holder in the Transaction Documents, a late charge equal to the greater of (i) $2,000.00 and (ii) 2% of the product of (1) the sum of the number of shares of Common Stock not issued to the Holder on a timely basis and to which the Holder is entitled multiplied by (2) the Closing Sale Price (as defined in the Note) of the Common Stock on the Trading Day immediately preceding the last possible date which the Company could have issued such shares of Common Stock to the Holder without violating this Warrant, per Trading Day until such Delivery Shares are delivered. The Company shall pay any late charges incurred under this subsection in immediately available funds upon demand; provided, however, that, at the option of the Holder (without notice to the Company), such amount owed may be added to the principal amount of the Note.  Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of the Delivery Shares as required under subsection (d) immediately above, the Holder may revoke all or part of the relevant Warrant exercise by delivery of a notice to such effect to the Company, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to the exercise of the relevant portion of this Warrant, except that the late charge described above shall be payable through the date notice of revocation or rescission is given to the Company.

(f)

The Holder shall be deemed to be the holder of the Delivery Shares issuable to it in accordance with the provisions of this Section 2.1 on the Exercise Date.

2.2.

Ownership Limitation. Notwithstanding anything to the contrary contained in this Warrant or the other Transaction Documents, if at any time the Holder shall or would be issued shares of Common Stock under any of the Transaction Documents, but such issuance would cause the Holder (together with its Affiliates) to own a number of shares exceeding 4.99% of the number of shares of Common Stock outstanding on such date (the “Maximum Percentage”), the Company must not issue to the Holder shares of the Common Stock which would exceed the Maximum Percentage. The shares of Common Stock issuable to the Holder that would cause the Maximum Percentage to be exceeded are referred to herein as the "Ownership Limitation Shares". The Company will reserve the Ownership Limitation Shares for the exclusive benefit of the Holder. From time to time, the Holder may notify the Company in writing of the number of the Ownership Limitation Shares that may be issued to the Holder without causing the Holder to exceed the Maximum Percentage. Upon receipt of such notice, the Company shall be unconditionally obligated to immediately issue such designated shares to the Holder, with a corresponding reduction in the number of the Ownership Limitation Shares. Notwithstanding the forgoing, the term “4.99%” above shall be replaced with “9.99%” at such time as the Market Capitalization of the Common Stock is less than $5,000,000.00. Notwithstanding any other provision contained herein, if the term “4.99%” is replaced with “9.99%” pursuant to the preceding sentence, such change to “9.99%” shall be permanent. For purposes of this Agreement, the term “Market Capitalization of the Common Stock” shall mean the product equal to (A) the average VWAP (as defined in the Note) of the Common Stock for the immediately preceding fifteen (15) Trading Days, multiplied by (B) the aggregate number of outstanding shares of Common Stock as reported on the Company’s most recently filed Form 10-Q or Form 10-K.  By written notice to the Company, the Holder may increase, decrease or waive the Maximum Percentage as to itself but any such waiver will not be effective until the 61st day after delivery thereof. The foregoing 61-day notice requirement is enforceable, unconditional and non-waivable and shall apply to all Affiliates and assigns of the Holder.

3.

Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver to the Holder a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

4.

Rights of the Holder. The Holder shall not, by virtue of this Warrant alone, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder with respect to or arising under this Warrant are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

5.

Protection Against Dilution and Other Adjustments.

5.1.

Capital Adjustments.  If the Company shall at any time prior to the expiration of this Warrant subdivide the Common Stock, by split-up or stock split, or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend, the number of Warrant Shares issuable upon the exercise of this Warrant shall forthwith be automatically increased proportionately in the case of a subdivision, split or stock dividend, or proportionately decreased in the case of a combination.  Appropriate adjustments shall also be made to the Exercise Price, Conversion Price (in the event of a cashless exercise), and other applicable amounts, but the aggregate purchase price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 5.1 shall become effective automatically at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

5.2.

Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the capital stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 5.1 above), then the Company shall make appropriate provision so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change.  In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per Warrant Share payable hereunder, provided the aggregate purchase price shall remain the same.

5.3.

Subsequent Equity Sales. If the Company or any subsidiary thereof, as applicable, at any time and from time to time while this Warrant is outstanding, shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition of) any Common Stock (including any Common Stock issued under the Note, whether upon any type of conversion or any Deemed Issuance (as defined in the Note)), preferred shares convertible into Common Stock, or debt, warrants, options or other instruments or securities which are convertible into or exercisable for shares of Common Stock (together herein referred to as “Equity Securities”), at an effective price per share less than the Exercise Price (such lower price, the “Base Share Price” and such issuance collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Equity Securities so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options, or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance), then (a) the Exercise Price shall be reduced and only reduced to equal the Base Share Price, and (b) the number of Warrant Shares issuable upon the exercise of this Warrant shall be increased to an amount equal to the number of Warrant Shares the Holder could purchase hereunder for an aggregate Exercise Price, as reduced pursuant to subsection (a) above, equal to the aggregate Exercise Price payable immediately prior to such reduction in Exercise Price.  Such adjustments shall be made whenever such Common Stock or Equity Securities are issued. The Company shall notify the Holder, in writing, no later than the Trading Day following the issuance of any Common Stock or Equity Securities subject to this Section 5.3, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price, or other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 5.3, upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive the increased number of Warrant Shares provided for in subsection (b) above at an Exercise Price equal to the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.  Additionally, following the occurrence of a Dilutive Issuance, all references in this Warrant to “Warrant Shares” shall be a reference to the Warrant Shares as increased pursuant to subsection (b) above, and all references in this Warrant to “Exercise Price” shall be a reference to the Exercise Price as reduced pursuant to subsection (a) above, as the same may occur from time to time hereunder.

5.4.

Notice of Adjustment. Without limiting any other provision contained herein, when any adjustment is required to be made in the number or kind of shares purchasable upon exercise of this Warrant, or in the Exercise Price, pursuant to the terms hereof, the Company shall promptly notify the Holder of such event and of the number of Warrant Shares or other securities or property thereafter purchasable upon exercise of this Warrant.

5.5.

Exceptions to Adjustment.  Notwithstanding the provisions of Sections 5.3 and 5.4, no adjustment to the Exercise Price shall be effected as a result of an Excepted Issuance.  “Excepted Issuances” shall mean, collectively, (a) the Company’s issuance of securities in connection with strategic license agreements and other partnering arrangements so long as any such issuances are not for the purpose of raising capital and in which holders of such securities or debt are not at any time granted registration rights, and (b) the Company’s issuance of Common Stock or the issuance or grant of options to purchase Common Stock to employees, attorneys, directors, officers and consultants, authorized by the Company’s board of directors pursuant to plans or agreements.

6.

Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock issuable on the exercise of this Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder and any Warrant Agent (as defined below) appointed pursuant to Section 8 hereof.  Nothing in this Section 6 shall be deemed to limit any other provision contained herein.

7.

Transfer to Comply with the Securities Act. This Warrant, and the Warrant Shares, have not been registered under the 1933 Act. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated without (a) an effective registration statement under the 1933 Act relating to such security or (b) an opinion of counsel reasonably satisfactory to the Company that registration is not required under the 1933 Act. Until such time as registration has occurred under the 1933 Act, each certificate for this Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section 7. Any such transfer shall be accompanied by a transferor assignment substantially in the form attached to this Warrant as Exhibit B (the “Transferor Assignment”), executed by the transferor and the transferee and submitted to the Company. Upon receipt of the duly executed Transferor Assignment, the Company shall register the transferee thereon as the new Holder on the books and records of the Company and such transferee shall be deemed a “registered holder” or “registered assign” for all purposes hereunder, and shall have all the rights of the Holder.

8.

Warrant Agent. The Company may, by written notice to the Holder, appoint an agent (a “Warrant Agent”) for the purpose of issuing shares of Common Stock on the exercise of this Warrant pursuant hereto, exchanging this Warrant pursuant hereto, and replacing this Warrant pursuant hereto, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrant Agent.

9.

Transfer on the Company’s Books. Until this Warrant is transferred on the books of the Company, the Company may treat the Holder as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

10.

Notices.  Any notice required or permitted hereunder shall be given in the manner provided in the subsection titled “Notices” in the Purchase Agreement, the terms of which are incorporated herein by reference.

11.

Supplements and Amendments; Whole Agreement.

This Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant, together with the Purchase Agreement and all the other Transaction Documents, taken together, contain the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings with respect to the subject matter hereof and thereof other than as expressly contained herein and therein.

12.

Governing Law.  This Warrant shall be governed by and interpreted in accordance with the laws of the State of Utah, without giving effect to the principles thereof regarding the conflict of laws. The Company and, by accepting this Warrant, the Holder, each irrevocably (a) consents to and expressly submits to the exclusive personal jurisdiction of any state or federal court sitting in Salt Lake County, Utah in connection with any dispute or proceeding arising out of or relating to this Warrant, (b) agrees that all claims in respect of any such dispute or proceeding may only be heard and determined in any such court, (c) expressly submits to the venue of any such court for the purposes hereof, and (d) waives any claim of improper venue and any claim or objection that such courts are an inconvenient forum or any other claim or objection to the bringing of any such proceeding in such jurisdictions or to any claim that such venue of the suit, action or proceeding is improper. The Company and, by accepting this Warrant, the Holder, each hereby irrevocably consents to the service of process of any of the aforementioned courts in any such proceeding by the mailing of copies thereof by reputable overnight courier (e.g., FedEx) or certified mail, postage prepaid, to such party’s address as provided for herein, such service to become effective ten (10) calendar days after such mailing. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

13.

Remedies.  The remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and, without limiting any other remedies available to the Holder in the Transaction Documents, law or equity, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

14.

Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Signature delivered via facsimile or email shall be considered original signatures for purposes hereof.

15.

Descriptive Headings.  Descriptive headings of the sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

16.

Attorney’s Fees.  In the event of any litigation or dispute arising from this Warrant, the parties agree that the party who is awarded the most money shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys’ fees and expenses paid by said prevailing party in connection with the litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses.  Nothing herein shall restrict or impair a court’s power to award fees and expenses for frivolous or bad faith pleading.

17.

Severability. Whenever possible, each provision of this Warrant shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be invalid or unenforceable in any jurisdiction, such provision shall be modified to achieve the objective of the parties to the fullest extent permitted and such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Warrant or the validity or enforceability of this Warrant in any other jurisdiction.

18.

Time of the Essence. Time is expressly made of the essence of each and every provision of this Warrant.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by an officer thereunto duly authorized as of the Issue Date.

THE COMPANY:

COMPETITIVE TECHNOLOGIES, INC.

By:

/s/ Johnnie Johnson

Johnnie Johnson, Chief Financial Officer

[Signature page to Warrant]

EXHIBIT A

NOTICE OF EXERCISE OF WARRANT

TO:

COMPETITIVE TECHNOLOGIES, INC.

ATTN: _______________

VIA FAX TO: (    )______________

The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant to Purchase Shares of Common Stock dated as of July 16, 2013 (the “Warrant”), to purchase                   shares of the common stock, $0.01 par value (“Common Stock”), of COMPETITIVE TECHNOLOGIES, INC., and tenders herewith payment in accordance with Section 2 of the Warrant, as follows:

_______

CASH: $__________________________ = (Exercise Price x Delivery Shares)

_______

Payment is being made by:

_____

enclosed check

_____

wire transfer

_____

other

_______

CASHLESS EXERCISE:

Net number of Delivery Shares to be issued to Holder: ______*

* based on:

Current Market Value - (Exercise Price x Exercise Shares)

    Adjusted Price of the Common Stock

Where:

Market Price of the Common Stock [“MP”]

    =

$____________

Exercise Shares

    =

_____________

Current Market Value [MP x Exercise Shares]

    =

$____________

Exercise Price

    =

$____________

Adjusted Price of the Common Stock

    =

$____________

Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Warrant.

It is the intention of the Holder to comply with the provisions of Section 2.2 of the Warrant regarding certain limits on the Holder’s right to receive shares thereunder. The Holder believes this exercise complies with the provisions of such Section 2.2. Nonetheless, to the extent that, pursuant to the exercise effected hereby, the Holder would receive more shares of Common Stock than permitted under Section 2.2, the Company shall not be obligated and shall not issue to the Holder such excess shares until such time, if ever, that the Holder could receive such excess shares without violating, and in full compliance with, Section 2.2 of the Warrant.

As contemplated by the Warrant, this Notice of Exercise is being sent by facsimile to the fax number and officer indicated above.

If this Notice of Exercise represents the full exercise of the outstanding balance of the Warrant, the Holder either (1) has previously surrendered the Warrant to the Company or (2) will surrender (or cause to be surrendered) the Warrant to the Company at the address indicated above by express courier within five (5) Trading Days after delivery or email or facsimile transmission of this Notice of Exercise; provided that the Warrant Shares to be delivered pursuant to this Notice of Exercise have been delivered to the Holder as of such date.

To the extent the Delivery Shares are not able to be delivered to the Holder via the DWAC system, please deliver certificates representing the Delivery Shares to the Holder via reputable overnight courier after receipt of this Notice of Exercise (by facsimile transmission or otherwise) to:

_____________________________________

_____________________________________

_____________________________________

Dated:

_____________________

___________________________

[Name of Holder]

By:________________________

EXHIBIT B

FORM OF TRANSFEROR ENDORSEMENT

(To be signed only on transfer of the Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading “Transferees” the right represented by the Warrant to Purchase Shares of Common Stock dated as of July 16, 2013 (the “Warrant”) to purchase the percentage and number of shares of common stock, $0.01 par value (“Common Stock”), of COMPETITIVE TECHNOLOGIES, INC. specified under the headings “Percentage Transferred” and “Number Transferred,” respectively, opposite the name(s) of such person(s), and appoints each such person attorney to transfer the undersigned’s respective right on the books of COMPETITIVE TECHNOLOGIES, INC. with full power of substitution in the premises.

Transferees

Percentage Transferred

Number Transferred

Dated:___________, ______

______________________________

[Transferor Name must conform to the name of Holder as specified on the face of the Warrant]

By: ___________________________

Name: _________________________

Signed in the presence of:

_________________________

(Name)

ACCEPTED AND AGREED:

_________________________

[TRANSFEREE]

By: _______________________

Name: _____________________

ANNEX IV

TRANSFER AGENT LETTER

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO COMPETITIVE TECHNOLOGIES, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

COMPETITIVE TECHNOLOGIES, INC.

WARRANT TO PURCHASE SHARES OF COMMON STOCK

19.

Issuance. In consideration of good and valuable consideration as set forth in the Purchase Agreement (defined below), including without limitation the Purchase Price (as defined in the Purchase Agreement), the receipt and sufficiency of which are hereby acknowledged by COMPETITIVE TECHNOLOGIES, INC., a Delaware corporation (the “Company”); TONAQUINT, INC., a Utah corporation, its successors and/or registered assigns (the “Holder”), is hereby granted the right to purchase at any time on or after the Issue Date (as defined below) until the date which is the last calendar day of the month in which the fifth anniversary of the Issue Date occurs (the “Expiration Date”), a number of fully paid and nonassessable shares (the “Warrant Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), equal to $112,500 divided by the Market Price (defined in the Note, as of the Issue Date), as such number may be adjusted from time to time pursuant to the terms and conditions of this Warrant to Purchase Shares of Common Stock (this “Warrant”).  This Warrant is being issued pursuant to the terms of that certain Securities Purchase Agreement dated July 16, 2013, to which the Company and the Holder are parties (as the same may be amended from time to time, the “Purchase Agreement”).

Unless otherwise indicated herein, capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

This Warrant was originally issued to the Holder on July 16, 2013 (the “Issue Date”).

20.

Exercise of Warrant.

20.1.

General.

(a)

This Warrant is exercisable in whole or in part at any time and from time to time commencing on the Issue Date and ending on the Expiration Date. Such exercise shall be effectuated by submitting to the Company (either by delivery to the Company or by email or facsimile transmission) a completed and duly executed Notice of Exercise substantially in the form attached to this Warrant as Exhibit A (the “Notice of Exercise”). The date such Notice of Exercise is either faxed, emailed or delivered to the Company shall be the “Exercise Date,” provided that, if such exercise represents the full exercise of the outstanding balance of the Warrant, the Holder shall tender this Warrant to the Company within five (5) Trading Days thereafter, but only if the Warrant Shares to be delivered pursuant to the Notice of Exercise have been delivered to the Holder as of such date.  The Notice of Exercise shall be executed by the Holder and shall indicate (i) the number of Delivery Shares (as defined below) to be issued pursuant to such exercise, and (ii) if applicable (as provided below), whether the exercise is a cashless exercise.

For purposes of this Warrant, the term “Trading Day” means any day during which the principal market on which the Common Stock is traded (the “Principal Market”) shall be open for business.

(b)

Notwithstanding any other provision contained herein or in any other Transaction Document  to the contrary, at any time prior to the Expiration Date, the Holder may elect a “cashless” exercise of this Warrant for any Warrant Shares whereby the Holder shall be entitled to receive a number of shares of Common Stock equal to (i) the excess of the Current Market Value (as defined below) over the aggregate Exercise Price of the Exercise Shares (as defined below), divided by (ii) the Adjusted Price of the Common Stock (as defined below).

For the purposes of this Warrant, the following terms shall have the following meanings:

“Adjusted Price of the Common Stock” shall mean the lower of (i) the Conversion Price (as defined in the Note), as such Conversion Price may be adjusted from time to time pursuant to the terms of the Note (solely for the purpose of determining the then-current Conversion Price under this definition of “Adjusted Price of the Common Stock,” each cashless exercise of this Warrant shall be deemed a conversion under the Note), and (ii) the Market Price (as defined in the Note), without regard to whether the Note remains outstanding or has been fully repaid, cancelled or otherwise retired, on any relevant Exercise Date.

“Current Market Value” shall mean an amount equal to the Market Price of the Common Stock (as defined below), multiplied by the number of Exercise Shares specified in the applicable Notice of Exercise.

“Closing Price” shall mean the 4:00 P.M. last sale price of the Common Stock on the Principal Market on the relevant Trading Day(s), as reported by Bloomberg LP (or if that service is not then reporting the relevant information regarding the Common Stock, a comparable reporting service of national reputation selected by the Holder and reasonably acceptable to the Company) (“Bloomberg”) for the relevant date.

“Delivery Shares” means those shares of Common Stock issuable and deliverable upon the exercise of this Warrant.

“Exercise Price” shall mean $0.35 per share of Common Stock, as the same may be adjusted from time to time pursuant to the terms and conditions of this Warrant.

“Exercise Shares” shall mean those Warrant Shares subject to an exercise of the Warrant by the Holder.  By way of illustration only and without limiting the foregoing, if (i) the Warrant is initially exercisable for 4,180,000 Warrant Shares and the Holder has not previously exercised the Warrant, and (ii) the Holder were to make a cashless exercise with respect to 5,000 Warrant Shares pursuant to which 6,000 Delivery Shares would be issuable to the Holder, then (1) the Warrant shall be deemed to have been exercised with respect to 5,000 Exercise Shares, (2) the Warrant would remain exercisable for 4,175,000 Warrant Shares, and (3) the Warrant shall be deemed to have been exercised with respect to 6,000 Delivery Shares.

“Market Price of the Common Stock” shall mean the higher of: (i) the Closing Price of the Common Stock on the Issue Date; and (ii) the VWAP (as defined below) of the Common Stock for the Trading Day that is two (2) Trading Days prior to the Exercise Date.

“Note” shall mean that certain Convertible Promissory Note issued by the Company to the Holder pursuant to the Purchase Agreement, as the same may be amended from time to time, and including any promissory note(s) that replace or are exchanged for such referenced promissory note.

“Transaction Documents” or “Transaction Document” shall have the meaning set forth in the Purchase Agreement.

“VWAP” shall mean the volume-weighted average price of the Common Stock on the Principal Market for a particular Trading Day or set of Trading Days, as the case may be, as reported by Bloomberg.

(c)

If the Notice of Exercise form elects a “cash” exercise (or if the cashless exercise referred to in the immediately preceding subsection (b) is not available in accordance with the terms hereof), the Exercise Price per share of Common Stock for the Delivery Shares shall be payable, at the election of the Holder, in cash or by certified or official bank check or by wire transfer in accordance with instructions provided by the Company at the request of the Holder.

(d)

Upon the appropriate payment to the Company, if any, of the Exercise Price for the Delivery Shares, together with the surrender of this Warrant (if required), the Company shall promptly, but in no case later than the date that is three (3) Trading Days following the date the Exercise Price is paid to the Company (or with respect to a “cashless exercise,” the date that is three (3) Trading Days following the Exercise Date), deliver or cause the Company’s Transfer Agent to deliver the applicable Delivery Shares electronically via the Deposit/Withdrawal at Custodian (“DWAC”) system to the account designated by the Holder on the Notice of Exercise.  If for any reason the Company is not able to so deliver the Delivery Shares via the DWAC system, notwithstanding its best efforts to do so, such shall constitute a breach of this Warrant (and thus an Event of Default under the Note), and the Company shall instead, on or before the applicable date set forth above in this subsection, issue and deliver to the Holder or its broker (as designated in the Notice of Exercise), via reputable overnight courier, a certificate, registered in the name of the Holder or its designee, representing the applicable number of Delivery Shares. For the avoidance of doubt, the Company has not met its obligation to deliver Delivery Shares within the required timeframe set forth above unless Holder or its broker, as applicable, has actually received the Delivery Shares (whether electronically or in certificated form) no later than the close of business on the latest possible delivery date pursuant to the terms set forth above.

(e)

If Delivery Shares are delivered later than as required under subsection (d) immediately above, the Company agrees to pay, in addition to all other remedies available to the Holder in the Transaction Documents, a late charge equal to the greater of (i) $2,000.00 and (ii) 2% of the product of (1) the sum of the number of shares of Common Stock not issued to the Holder on a timely basis and to which the Holder is entitled multiplied by (2) the Closing Sale Price (as defined in the Note) of the Common Stock on the Trading Day immediately preceding the last possible date which the Company could have issued such shares of Common Stock to the Holder without violating this Warrant, per Trading Day until such Delivery Shares are delivered. The Company shall pay any late charges incurred under this subsection in immediately available funds upon demand; provided, however, that, at the option of the Holder (without notice to the Company), such amount owed may be added to the principal amount of the Note.  Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of the Delivery Shares as required under subsection (d) immediately above, the Holder may revoke all or part of the relevant Warrant exercise by delivery of a notice to such effect to the Company, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to the exercise of the relevant portion of this Warrant, except that the late charge described above shall be payable through the date notice of revocation or rescission is given to the Company.

(f)

The Holder shall be deemed to be the holder of the Delivery Shares issuable to it in accordance with the provisions of this Section 2.1 on the Exercise Date.

20.2.

Ownership Limitation. Notwithstanding anything to the contrary contained in this Warrant or the other Transaction Documents, if at any time the Holder shall or would be issued shares of Common Stock under any of the Transaction Documents, but such issuance would cause the Holder (together with its Affiliates) to own a number of shares exceeding 4.99% of the number of shares of Common Stock outstanding on such date (the “Maximum Percentage”), the Company must not issue to the Holder shares of the Common Stock which would exceed the Maximum Percentage. The shares of Common Stock issuable to the Holder that would cause the Maximum Percentage to be exceeded are referred to herein as the "Ownership Limitation Shares". The Company will reserve the Ownership Limitation Shares for the exclusive benefit of the Holder. From time to time, the Holder may notify the Company in writing of the number of the Ownership Limitation Shares that may be issued to the Holder without causing the Holder to exceed the Maximum Percentage. Upon receipt of such notice, the Company shall be unconditionally obligated to immediately issue such designated shares to the Holder, with a corresponding reduction in the number of the Ownership Limitation Shares. Notwithstanding the forgoing, the term “4.99%” above shall be replaced with “9.99%” at such time as the Market Capitalization of the Common Stock is less than $5,000,000.00. Notwithstanding any other provision contained herein, if the term “4.99%” is replaced with “9.99%” pursuant to the preceding sentence, such change to “9.99%” shall be permanent. For purposes of this Agreement, the term “Market Capitalization of the Common Stock” shall mean the product equal to (A) the average VWAP (as defined in the Note) of the Common Stock for the immediately preceding fifteen (15) Trading Days, multiplied by (B) the aggregate number of outstanding shares of Common Stock as reported on the Company’s most recently filed Form 10-Q or Form 10-K.  By written notice to the Company, the Holder may increase, decrease or waive the Maximum Percentage as to itself but any such waiver will not be effective until the 61st day after delivery thereof. The foregoing 61-day notice requirement is enforceable, unconditional and non-waivable and shall apply to all Affiliates and assigns of the Holder.

21.

Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver to the Holder a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

22.

Rights of the Holder. The Holder shall not, by virtue of this Warrant alone, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder with respect to or arising under this Warrant are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

23.

Protection Against Dilution and Other Adjustments.

23.1.

Capital Adjustments.  If the Company shall at any time prior to the expiration of this Warrant subdivide the Common Stock, by split-up or stock split, or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend, the number of Warrant Shares issuable upon the exercise of this Warrant shall forthwith be automatically increased proportionately in the case of a subdivision, split or stock dividend, or proportionately decreased in the case of a combination.  Appropriate adjustments shall also be made to the Exercise Price, Conversion Price (in the event of a cashless exercise), and other applicable amounts, but the aggregate purchase price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 5.1 shall become effective automatically at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

23.2.

Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the capital stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 5.1 above), then the Company shall make appropriate provision so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change.  In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per Warrant Share payable hereunder, provided the aggregate purchase price shall remain the same.

23.3.

Subsequent Equity Sales. If the Company or any subsidiary thereof, as applicable, at any time and from time to time while this Warrant is outstanding, shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition of) any Common Stock (including any Common Stock issued under the Note, whether upon any type of conversion or any Deemed Issuance (as defined in the Note)), preferred shares convertible into Common Stock, or debt, warrants, options or other instruments or securities which are convertible into or exercisable for shares of Common Stock (together herein referred to as “Equity Securities”), at an effective price per share less than the Exercise Price (such lower price, the “Base Share Price” and such issuance collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Equity Securities so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options, or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance), then (a) the Exercise Price shall be reduced and only reduced to equal the Base Share Price, and (b) the number of Warrant Shares issuable upon the exercise of this Warrant shall be increased to an amount equal to the number of Warrant Shares the Holder could purchase hereunder for an aggregate Exercise Price, as reduced pursuant to subsection (a) above, equal to the aggregate Exercise Price payable immediately prior to such reduction in Exercise Price.  Such adjustments shall be made whenever such Common Stock or Equity Securities are issued. The Company shall notify the Holder, in writing, no later than the Trading Day following the issuance of any Common Stock or Equity Securities subject to this Section 5.3, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price, or other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 5.3, upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive the increased number of Warrant Shares provided for in subsection (b) above at an Exercise Price equal to the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.  Additionally, following the occurrence of a Dilutive Issuance, all references in this Warrant to “Warrant Shares” shall be a reference to the Warrant Shares as increased pursuant to subsection (b) above, and all references in this Warrant to “Exercise Price” shall be a reference to the Exercise Price as reduced pursuant to subsection (a) above, as the same may occur from time to time hereunder.

23.4.

Notice of Adjustment. Without limiting any other provision contained herein, when any adjustment is required to be made in the number or kind of shares purchasable upon exercise of this Warrant, or in the Exercise Price, pursuant to the terms hereof, the Company shall promptly notify the Holder of such event and of the number of Warrant Shares or other securities or property thereafter purchasable upon exercise of this Warrant.

23.5.

Exceptions to Adjustment.  Notwithstanding the provisions of Sections 5.3 and 5.4, no adjustment to the Exercise Price shall be effected as a result of an Excepted Issuance.  “Excepted Issuances” shall mean, collectively, (a) the Company’s issuance of securities in connection with strategic license agreements and other partnering arrangements so long as any such issuances are not for the purpose of raising capital and in which holders of such securities or debt are not at any time granted registration rights, and (b) the Company’s issuance of Common Stock or the issuance or grant of options to purchase Common Stock to employees, attorneys, directors, officers and consultants, authorized by the Company’s board of directors pursuant to plans or agreements.

24.

Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock issuable on the exercise of this Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder and any Warrant Agent (as defined below) appointed pursuant to Section 8 hereof.  Nothing in this Section 6 shall be deemed to limit any other provision contained herein.

25.

Transfer to Comply with the Securities Act. This Warrant, and the Warrant Shares, have not been registered under the 1933 Act. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated without (a) an effective registration statement under the 1933 Act relating to such security or (b) an opinion of counsel reasonably satisfactory to the Company that registration is not required under the 1933 Act. Until such time as registration has occurred under the 1933 Act, each certificate for this Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section 7. Any such transfer shall be accompanied by a transferor assignment substantially in the form attached to this Warrant as Exhibit B (the “Transferor Assignment”), executed by the transferor and the transferee and submitted to the Company. Upon receipt of the duly executed Transferor Assignment, the Company shall register the transferee thereon as the new Holder on the books and records of the Company and such transferee shall be deemed a “registered holder” or “registered assign” for all purposes hereunder, and shall have all the rights of the Holder.

26.

Warrant Agent. The Company may, by written notice to the Holder, appoint an agent (a “Warrant Agent”) for the purpose of issuing shares of Common Stock on the exercise of this Warrant pursuant hereto, exchanging this Warrant pursuant hereto, and replacing this Warrant pursuant hereto, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrant Agent.

27.

Transfer on the Company’s Books. Until this Warrant is transferred on the books of the Company, the Company may treat the Holder as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

28.

Notices.  Any notice required or permitted hereunder shall be given in the manner provided in the subsection titled “Notices” in the Purchase Agreement, the terms of which are incorporated herein by reference.

29.

Supplements and Amendments; Whole Agreement.

This Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant, together with the Purchase Agreement and all the other Transaction Documents, taken together, contain the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings with respect to the subject matter hereof and thereof other than as expressly contained herein and therein.

30.

Governing Law.  This Warrant shall be governed by and interpreted in accordance with the laws of the State of Utah, without giving effect to the principles thereof regarding the conflict of laws. The Company and, by accepting this Warrant, the Holder, each irrevocably (a) consents to and expressly submits to the exclusive personal jurisdiction of any state or federal court sitting in Salt Lake County, Utah in connection with any dispute or proceeding arising out of or relating to this Warrant, (b) agrees that all claims in respect of any such dispute or proceeding may only be heard and determined in any such court, (c) expressly submits to the venue of any such court for the purposes hereof, and (d) waives any claim of improper venue and any claim or objection that such courts are an inconvenient forum or any other claim or objection to the bringing of any such proceeding in such jurisdictions or to any claim that such venue of the suit, action or proceeding is improper. The Company and, by accepting this Warrant, the Holder, each hereby irrevocably consents to the service of process of any of the aforementioned courts in any such proceeding by the mailing of copies thereof by reputable overnight courier (e.g., FedEx) or certified mail, postage prepaid, to such party’s address as provided for herein, such service to become effective ten (10) calendar days after such mailing. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

31.

Remedies.  The remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and, without limiting any other remedies available to the Holder in the Transaction Documents, law or equity, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

32.

Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Signature delivered via facsimile or email shall be considered original signatures for purposes hereof.

33.

Descriptive Headings.  Descriptive headings of the sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

34.

Attorney’s Fees.  In the event of any litigation or dispute arising from this Warrant, the parties agree that the party who is awarded the most money shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys’ fees and expenses paid by said prevailing party in connection with the litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses.  Nothing herein shall restrict or impair a court’s power to award fees and expenses for frivolous or bad faith pleading.

35.

Severability. Whenever possible, each provision of this Warrant shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be invalid or unenforceable in any jurisdiction, such provision shall be modified to achieve the objective of the parties to the fullest extent permitted and such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Warrant or the validity or enforceability of this Warrant in any other jurisdiction.

36.

Time of the Essence. Time is expressly made of the essence of each and every provision of this Warrant.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by an officer thereunto duly authorized as of the Issue Date.

THE COMPANY:

COMPETITIVE TECHNOLOGIES, INC.

By:

/s/ Johnnie Johnson

Johnnie Johnson, Chief Financial Officer

[Signature page to Warrant]

EXHIBIT A

NOTICE OF EXERCISE OF WARRANT

TO:

COMPETITIVE TECHNOLOGIES, INC.

ATTN: _______________

VIA FAX TO: (    )______________

The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant to Purchase Shares of Common Stock dated as of July 16, 2013 (the “Warrant”), to purchase                   shares of the common stock, $0.01 par value (“Common Stock”), of COMPETITIVE TECHNOLOGIES, INC., and tenders herewith payment in accordance with Section 2 of the Warrant, as follows:

_______

CASH: $__________________________ = (Exercise Price x Delivery Shares)

_______

Payment is being made by:

_____

enclosed check

_____

wire transfer

_____

other

_______

CASHLESS EXERCISE:

Net number of Delivery Shares to be issued to Holder: ______*

* based on:

Current Market Value - (Exercise Price x Exercise Shares)

    Adjusted Price of the Common Stock

Where:

Market Price of the Common Stock [“MP”]

    =

$____________

Exercise Shares

    =

_____________

Current Market Value [MP x Exercise Shares]

    =

$____________

Exercise Price

    =

$____________

Adjusted Price of the Common Stock

    =

$____________

Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Warrant.

It is the intention of the Holder to comply with the provisions of Section 2.2 of the Warrant regarding certain limits on the Holder’s right to receive shares thereunder. The Holder believes this exercise complies with the provisions of such Section 2.2. Nonetheless, to the extent that, pursuant to the exercise effected hereby, the Holder would receive more shares of Common Stock than permitted under Section 2.2, the Company shall not be obligated and shall not issue to the Holder such excess shares until such time, if ever, that the Holder could receive such excess shares without violating, and in full compliance with, Section 2.2 of the Warrant.

As contemplated by the Warrant, this Notice of Exercise is being sent by facsimile to the fax number and officer indicated above.

If this Notice of Exercise represents the full exercise of the outstanding balance of the Warrant, the Holder either (1) has previously surrendered the Warrant to the Company or (2) will surrender (or cause to be surrendered) the Warrant to the Company at the address indicated above by express courier within five (5) Trading Days after delivery or email or facsimile transmission of this Notice of Exercise; provided that the Warrant Shares to be delivered pursuant to this Notice of Exercise have been delivered to the Holder as of such date.

To the extent the Delivery Shares are not able to be delivered to the Holder via the DWAC system, please deliver certificates representing the Delivery Shares to the Holder via reputable overnight courier after receipt of this Notice of Exercise (by facsimile transmission or otherwise) to:

_____________________________________

_____________________________________

_____________________________________

Dated:

_____________________

___________________________

[Name of Holder]

By:________________________

EXHIBIT B

FORM OF TRANSFEROR ENDORSEMENT

(To be signed only on transfer of the Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading “Transferees” the right represented by the Warrant to Purchase Shares of Common Stock dated as of July 16, 2013 (the “Warrant”) to purchase the percentage and number of shares of common stock, $0.01 par value (“Common Stock”), of COMPETITIVE TECHNOLOGIES, INC. specified under the headings “Percentage Transferred” and “Number Transferred,” respectively, opposite the name(s) of such person(s), and appoints each such person attorney to transfer the undersigned’s respective right on the books of COMPETITIVE TECHNOLOGIES, INC. with full power of substitution in the premises.

Transferees

Percentage Transferred

Number Transferred

Dated:___________, ______

______________________________

[Transferor Name must conform to the name of Holder as specified on the face of the Warrant]

By: ___________________________

Name: _________________________

Signed in the presence of:

_________________________

(Name)

ACCEPTED AND AGREED:

_________________________

[TRANSFEREE]

By: _______________________

Name: _____________________

ANNEX V

SECRETARY’S CERTIFICATE

COMPETITIVE TECHNOLOGIES, INC.

SECRETARY’S CERTIFICATE

I, M. Richard Cutler, hereby certify that I am the duly elected, qualified and acting Secretary of Competitive Technologies, Inc., a Delaware corporation (the “Company”), and am authorized to execute this Secretary’s Certificate (this “Certificate”) on behalf of the Company.  This Certificate is delivered in connection with that certain Securities Purchase Agreement dated July 16, 2013 (the “Purchase Agreement”), by and between the Company and Tonaquint, Inc., a Utah corporation.  All capitalized terms used but not defined in this Certificate shall have the meanings set forth in the Purchase Agreement.

Solely in my capacity as Secretary, I certify that Schedule 1 attached hereto is a true, accurate and complete copy of all of the resolutions adopted by the Board of Directors of the Company (the “Resolutions”) approving and authorizing the execution, delivery and performance of the Purchase Agreement and related documents to which the Company is a party on the date hereof, and the transactions contemplated thereby.  Such Resolutions have not been amended, rescinded or modified since their adoption and remain in effect as of the date hereof.

IN WITNESS WHEREOF, I have made this Secretary’s Certificate effective as of July 16, 2013.

Competitive Technologies, Inc.

/s/ M. Richard Cutler

Printed Name: M. Richard Cutler

Title: Secretary

Schedule 1

BOARD RESOLUTIONS

[attached]

COMPETITIVE TECHNOLOGIES, INC.

RESOLUTIONS ADOPTED BY THE BOARD OF DIRECTORS

________________________

Effective July 16, 2013

________________________

APPROVAL OF FINANCING

WHEREAS, the Board of Directors (the “Board”) of Competitive Technologies, Inc., a Delaware corporation (the “Company”), has determined that it is in the best interests of the Company to seek financing in the amount of $100,000.00 through the issuance and sale to Tonaquint, Inc., a Utah corporation (the “Investor”), of a convertible promissory note (the “Financing”);

WHEREAS, the terms of the Financing are reflected in a Securities Purchase Agreement substantially in the form attached hereto as Exhibit A (the “Purchase Agreement”), a Convertible Promissory Note issued by the Company in the original principal amount of  $112,500.00 substantially in the form attached hereto as Exhibit B (the “Company Note”), a Warrant to Purchase Shares of Common Stock substantially in the form attached hereto as  (the “Warrant”),  an irrevocable letter of instructions to transfer agent substantially in the form attached hereto as , a share issuance resolution substantially in the form attached hereto as  (“Share Issuance Resolution”), and all other agreements, certificates, instruments and documents being or to be executed and delivered under or in connection with the Financing (collectively, the “Financing Documents”); and

WHEREAS, the Board, having received and reviewed the Financing Documents, believes that it is in the best interests of the Company and the stockholders to approve the Financing and the Financing Documents and authorize the officers of the Company to execute such documents.

NOW THEREFORE BE IT:

RESOLVED: that the Financing is hereby approved and determined to be in the best interests of the Company and its stockholders;

RESOLVED FURTHER: that the form, terms and provisions of the Financing Documents (including all exhibits, schedules and other attachments thereto) are hereby ratified, confirmed and approved;

RESOLVED FURTHER: that upon the issuance and delivery thereof in accordance with the Purchase Agreement, the Company Note and the Warrant shall be duly and validly issued;

RESOLVED FURTHER: that the Company shall take all action reasonably necessary to at all times have authorized, and reserved for the purpose of issuance under the Company Note and the Warrant such number of shares of the Company’s common stock required under the Purchase Agreement (the “Share Reserve”);

RESOLVED FURTHER: that the fixed number of shares of Common Stock set forth in the Share Issuance Resolution to be reserved by the transfer agent (the “Transfer Agent Reserve”) is not meant to limit or restrict in any way the resolutions contained herein, including without limitation the calculation of the Share Reserve under the Purchase Agreement, as required from time to time.

RESOLVED FURTHER: that each of the officers of the Company be, and each of them hereby is, authorized to instruct the transfer agent to increase the Transfer Agent Reserve, from time to time, to correspond to the Share Reserve; provided, however, that any decrease in the Transfer Agent Reserve will require the prior written consent of the Investor.

RESOLVED FURTHER: that in the event of any conflict between these resolutions and the Share Issuance Resolution, these resolutions shall control.

RESOLVED FURTHER: that upon the issuance and delivery thereof in accordance with the Purchase Agreement, the Company Note and the Warrant; the Conversion Shares (as defined in the Company Note) and the Warrant Shares (as defined in the Warrant) shall be duly and validly issued;

RESOLVED FURTHER, that each of the officers of the Company be, and each of them hereby is, authorized to execute and deliver in the name of and on behalf of the Company, each of the Financing Documents and any other related agreements (with such additions to, modifications to, or deletions from such documents as the officer approves, such approval to be conclusively evidenced by such execution and delivery), to conform the Company’s minute books and other records to the matters set forth in these resolutions, and to take all other actions on behalf of the Company as any of them deem necessary, required, or advisable with respect to the matters set forth in these resolutions;

RESOLVED FURTHER, that the Board hereby determines that all acts and deeds previously performed by the Board and other officers of the Company relating to the foregoing matters prior to the date of these resolutions are ratified, confirmed and approved in all respects as the authorized acts and deeds of the Company; and

RESOLVED FURTHER, that all prior actions or resolutions of the Company’s directors that are inconsistent with the foregoing are hereby amended, corrected and restated to the extent required to be consistent herewith.

******************

EXHIBITS ATTACHED TO BOARD RESOLUTIONS:

Exhibit A

PURCHASE AGREEMENT

Exhibit B

COMPANY NOTE

Exhibit C

WARRANT

Exhibit D

TRANSFER AGENT LETTER

Exhibit E

SHARE ISSUANCE RESOLUTION

[Remainder of page intentionally left blank]

ANNEX VI

SHARE ISSUANCE RESOLUTION

SHARE ISSUANCE RESOLUTION

AUTHORIZING THE ISSUANCE OF NEW SHARES OF COMMON STOCK IN

COMPETITIVE TECHNOLOGIES, INC.

___________________________

Effective July 16, 2013

___________________________

The undersigned, as a qualified officer of Competitive Technologies, Inc., a Delaware corporation (the “Company”), hereby certifies that this Share Issuance Resolution is authorized by and consistent with the resolution of the Company’s board of directors (“Board Resolution”) regarding (i) that certain Convertible Promissory Note in the face amount of $112,500.00 with an original issuance date of July 16, 2013 (the “Note”), made by the Company in favor of Tonaquint, Inc., a Utah corporation, its successor and/or assigns (“Tonaquint”), and (ii) that certain Warrant to Purchase Shares of Common Stock issued by the Company to Tonaquint (the “Warrant”), all pursuant to that certain Securities Purchase Agreement dated July 16, 2013, by and between the Company and Tonaquint (the “Agreement”).

RESOLVED, that American Stock Transfer, as transfer agent (including any successor transfer agent, the “Transfer Agent”) of shares of the Company’s common stock, $0.01 par value per share (“Common Stock”), is authorized to rely upon:

(i)

a Conversion Notice substantially in the form of Exhibit A attached hereto, whether an original or a copy (the “Conversion Notice”),

(ii)

a Pre-Installment Notice substantially in the form of Exhibit B attached hereto, whether an original or a copy (the “Pre-Installment Notice”),

(iii)

an Installment Date Notice substantially in the form of Exhibit C attached hereto, whether an original or a copy (the “Installment Date Notice”), and

(iv)

a Notice of Exercise of Warrant substantially in the form of Exhibit D attached hereto, whether an original or a copy (the “Notice of Exercise”),

in each case without any further inquiry, to be delivered to the Transfer Agent from time to time either by the Company or Tonaquint.

RESOLVED FURTHER, that the Transfer Agent is authorized to issue the number of:

(i)

“Section 3 Conversion Shares” (representing shares of Common Stock) set forth in each Conversion Notice delivered to the Transfer Agent,

(ii)

“Pre-Installment Conversion Shares” (representing shares of Common Stock) set forth in each Pre-Installment Notice delivered to the Transfer Agent,

(iii)

“Post-Installment Conversion Shares” (representing shares of Common Stock) set forth in each Installment Date Notice delivered to the Transfer Agent,

(iv)

“Delivery Shares” (representing shares of Common Stock) set forth in each Notice of Exercise delivered to the Transfer Agent, and

(v)

all additional shares of Common Stock the Company may subsequently instruct the Transfer Agent to issue in connection with any of the foregoing or otherwise under the Note,

with such shares to be issued in the name of Tonaquint, or its successors, transferees, or designees, free of any restricted security legend, as permitted by the Note or the Warrant, as the case may be.

RESOLVED FURTHER, that consistent with the terms of the Agreement, the Transfer Agent is authorized and directed to immediately create a transfer agent share reserve equal to 2,216,021 shares of the Company’s common stock for the benefit of Tonaquint (the “Transfer Agent Reserve”); provided that the Transfer Agent Reserve may increase from time to time by written instructions provided to the Transfer Agent by the Company as required by the Agreement and as contemplated by the Board Resolution.

RESOLVED FURTHER, that Tonaquint and the Transfer Agent may rely upon the more general approvals and authorizations set forth in the Board Resolution, and the Transfer Agent is hereby authorized and directed to take those further actions approved under the Board Resolution.

RESOLVED FURTHER, that Tonaquint must consent in writing to any reduction of the Transfer Agent Reserve; provided, however, that upon (i) full conversion and/or full repayment of the Note and (ii) the complete exercise (or expiration) of the Warrant, the Transfer Agent Reserve will terminate thirty (30) days thereafter.

RESOLVED FURTHER, that the Company shall indemnify the Transfer Agent and its employees against any and all loss, liability, damage, claim or expenses incurred by or asserted against the Transfer Agent arising from any action taken by the Transfer Agent in reliance upon this Share Issuance Resolution.

Nothing in this Share Issuance Resolution shall limit or restrict those resolutions and authorizations set forth in the Board Resolution, including without limitation, the calculation from time to time of the Share Reserve (as defined in the Agreement).

The undersigned officer of the Company hereby certifies that this is a true copy of the Company’s Share Issuance Resolution, effective as of the date set forth below, and that said resolution has not been in any way rescinded, annulled, or revoked, but the same is still in full force and effect.

/s/ M. Richard Cutler

/s/ July 16, 2013

Officer’s Signature

Date

M. Richard Cutler, Secretary

Printed Name and Title

ANNEX VII

FORM OF ANTI-DILUTION CERTIFICATION

ANTI-DILUTION CERTIFICATE

COMPETITIVE TECHNOLOGIES, INC.

1375 Kings Highway East, Suite 400

Fairfield, Connecticut 06824

Date:

TONAQUINT, INC.

VIA FAX:  ________________

303 East Wacker Drive, Suite 1200

Chicago, Illinois 60601

Reference is hereby made to that certain Securities Purchase Agreement (the “Purchase Agreement”) dated July 16, 2013 between COMPETITIVE TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and TONAQUINT, INC., a Utah corporation (“Buyer”). Pursuant to Section 5.2(p) of the Purchase Agreement, the Company hereby certifies to Buyer as follows:

______

No Anti-Dilution Event (as defined in the Purchase Agreement) has occurred since the Closing Date (as defined in the Purchase Agreement) that has not been disclosed to Buyer on a previous Anti-Dilution Certificate.

______

The following Anti-Dilution Event occurred after the Closing Date that has not been disclosed to Buyer on a previous Anti-Dilution Certificate:

A.

Date of Anti-Dilution Event:

B.

Purchaser(s):

C.

Anti-Dilution Event Price:

D.

Description of Anti-Dilution Event:

ACKNOWLEDGED AND CERTIFIED:

COMPETITIVE TECHNOLOGIES, INC.

By:

Name:

Title: